Filed with the Securities and Exchange Commission on December 30, 2021
Securities Act of 19933 File No. 333-180308
Investment Company Act of 1940 File No. 811-22680

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 206

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 209

(Check appropriate box or boxes)
ULTIMUS MANAGERS TRUST
(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (513) 587-3400

David James
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on January 1, 2022 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	on (date) pursuant to paragraph (a) (1)
☐	75 days after filing pursuant to paragraph (a) (2)
☐	on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND

(formerly the “Blueprint Growth Fund”)

Investor Class: (BLUPX)

Institutional Class: (BLUIX)

Managed by

Blueprint Fund Management, LLC

PROSPECTUS

January 1, 2022

For information or assistance in opening an account,

please call toll-free 1-866-983-4525.

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records.

The U.S. Securities and Exchange Commission has not approved or disapproved the Fund’s shares or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

As of January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-866-983-4525 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-866-983-4525. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

TABLE OF CONTENTS

RISK/RETURN SUMMARY	1

ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS	7

FUND MANAGEMENT	14

DISTRIBUTION PLAN	15

HOW THE FUND VALUES ITS SHARES	15

HOW TO BUY SHARES	16

HOW TO REDEEM SHARES	19

DIVIDENDS, DISTRIBUTIONS AND TAXES	21

FINANCIAL HIGHLIGHTS	22

CUSTOMER PRIVACY NOTICE	24

FOR ADDITIONAL INFORMATION	back cover

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The Blueprint Adaptive Growth Allocation Fund (the “Fund”) seeks capital appreciation while managing risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fees	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	None
Acquired Fund Fees and Expenses(1)	0.07%	0.07%
Other Expenses	0.88%	0.88%
Total Annual Fund Operating Expenses	2.15%	1.90%
Less Management Fee Reductions and/or Expense Reimbursements(1)	(0.58%)	(0.58%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(2)	1.57%	1.32%

(1)	“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements” will not correlate to the ratios of expenses to the average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses”.

(2)	Blueprint Fund Management, LLC (the “Adviser”) has contractually agreed, until June 30, 2023, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund Fees and Expenses, costs to organize the Fund, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to 1.25% of the Fund’s average daily net assets of its Institutional Class shares and to 1.50% of its Investor Class shares. Management Fee reductions and expense reimbursements by the Adviser and Sub-Adviser are subject to repayment by the Fund for a period of three years after the date that such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to June 30, 2023, this agreement may not be modified or terminated without the approval of the Board of Trustees (the “Board”). This agreement will terminate automatically if the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the operating expenses of the Fund remain the same and the contractual agreement to limit expenses remains in effect only until June 30, 2023. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor Class	$160	$558	$1,045	$2,388
Institutional Class	$134	$481	$916	$2,125

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period ended February 28, 2021, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses a dynamic asset allocation strategy in an effort to generate returns while also seeking to preserve capital during prolonged market downtrends by allocating across a portfolio of broadly diversified global asset classes. Generally during favorable market environments the Fund will have a higher equity allocation, while during unfavorable market conditions the Fund will lower equity allocations and have higher fixed income allocations. Under normal market conditions, the Fund will seek growth through capital appreciation by investing in individual securities and shares of other investment companies, including exchange-traded funds (“ETFs”), open-end mutual funds, and closed-end funds (collectively “Portfolio Funds”). The Fund will also utilize futures contracts as a volatility hedge and to gain exposure to certain asset classes as noted below. The Fund will invest in the following asset classes, and will typically hold either a collection of individual securities, a single Portfolio Fund, futures contracts or a blend of the three in order to represent each asset class:

●	U.S. Equity

●	Foreign Developed Equity

●	Emerging Market Equity

●	Real Estate

●	US Bonds

●	Global Bonds

●	Inflation-Protected Bonds (“TIPS”)

●	Commodities

Investments within these asset classes are selected based on the quantitative algorithms and proprietary calculations of price trends developed by Blueprint Investments Partners, LLC (the “Sub-Adviser”). Each asset class within the portfolio will then be weighted, and the Sub-Adviser will shift such weightings based on proprietary calculations of price trends, which are the direction and momentum of the prices of securities in those asset classes. The Sub-Adviser will review these price trends over four timeframes – 10, 50, 100, and 200 days – in order to complete its calculations to adjust the weightings of each asset class. Under normal market conditions, each asset class will be represented in the portfolio at all times. The type of commodities the Fund intends to invest in are precious metals, energy, food and fiber.

The Fund defines emerging market securities as those that provide exposure to companies that are domiciled in any country included in the Morningstar Emerging Market Index. “TIPS” are treasury bonds that are indexed to inflation such that the principal value of such TIPS is recalculated as the consumer price index rises. The Fund will invest in futures contracts, foreign currency future contracts, call or put options on equity index futures contracts, forwards, exchange-traded notes (“ETNs”) and managed futures investments. The Adviser selects these investments on the basis of liquidity, volatility, and when the Adviser believes such investments will provide a more efficient representation of an asset class in which the Fund seeks exposure. “Managed Futures” are investments in which a portfolio of futures contracts are actively managed by professionals.

The Fund may hold equity securities, either directly or indirectly, of all capitalizations, and may indirectly hold fixed-income securities of all credit qualities.

The Fund will generally seek to maintain an allocation within the Fund’s portfolio of approximately 80% to equity securities and approximately 20% to fixed-income securities, but may shift this allocation depending on market conditions. When appropriate, the Fund may allocate a portion of its equity allocation to commodities. In poor market conditions, such as when the Sub-Adviser perceives a bear market or high volatility, the Fund may begin to shift to a higher percentage of fixed-income securities, and in some conditions the allocation may completely invert to approximately 20% equity securities and approximately 80% in fixed-income securities. The Fund’s derivative investments will be used in an effort to generate further return and/or for hedging purposes.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends largely upon the Sub-Adviser’s skill in selecting securities for purchase and sale by the Fund and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Sub-Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund is not intended to be complete investment program. The principal risks of an investment in the Fund are generally described below.

Active Management Risk. Due to the active management of the Fund by the Sub-Adviser, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and strategies.

2

Commodities Risk. The energy, metals, and agriculture industries can be significantly affected by commodity prices and consumption, world events, import and export controls, worldwide competition, government regulations, and economic conditions. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.

Counterparty Risk. The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security (including corporate, government and mortgage-backed securities), or the counter-party to a derivative contract held by the Fund or a Portfolio Fund, will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, including as a result of bankruptcy. To the extent the Fund or a Portfolio Fund invests in lower rated debt securities, the Fund will be subject to a higher level of credit risk than a fund that invests only in the highest rated fixed income securities.

Currency Risk. Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.

Derivatives Risk. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities, or for speculative purposes to increase potential returns. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. In addition, the Fund is subject to the credit risk associated with the underlying assets of a derivatives contract as well as the risk of counterparty default. As a result, the Fund’s use of derivatives could result in losses, which could be significant.

Debt Securities Risk. The Fund may invest indirectly in corporate debt securities of issuers from any jurisdiction, sovereign debt obligations and U.S. Government obligations. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer, among other things.

U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Treasury Inflation-Protected Securities (“U.S. TIPS”) and Inflation-Linked Bonds Risk. The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. The inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

Foreign Government Debt Obligations Risk. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations, including the risks that governmental issuers of fixed-income securities may be unwilling to pay interest and repay principal when due or may require that conditions for payment be renegotiated, in which case the Fund may have limited recourse in the event of a default.

High-Yield Debt Securities (“Junk Bond”) Risk. Junk bonds are generally considered speculative in nature, and have a greater risks of non-payment of interest and principal and greater market fluctuations than investment-grade debt securities. Junk bonds have a higher risk of default and may be illiquid. These risks can reduce the value of the Fund’s shares and the income it earns.

Liquidity Risk. Liquidity risk is the risk that a particular investment cannot be sold at the advantageous time or price.

Equity Securities Risk. The prices of equity securities in which the Fund invests either directly or indirectly through ETFs and other investment companies may fluctuate in response to many factors, including, but not limited to, the activities of the individual issuers, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses.

Large-Cap Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Small-Cap and Mid-Cap Company Risk. Investing in small- and mid-capitalization companies involves greater risk than is customarily associated with larger, more established companies. Small- and mid-cap companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources. Due to these and other factors, stocks of small- and mid-cap companies may be more susceptible to market downturns and other events, less liquid, and their prices may be more volatile.

3

ETN Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer whose returns are linked to a particular index. The Fund will bear any fees and expenses associated with investment in ETNs, which will reduce the amount of return on investment at maturity or redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN meant to be held to maturity. There are no periodic interest payments for ETNs and principal is not protected. It may be difficult for the Fund to sell its ETN holdings. Investments in ETNs may also subject the Fund to other risks, including credit and counterparty risk, and interest rate risk.

Foreign Securities Risk. The Fund may either directly or indirectly through ETFs and other investment companies invest in foreign securities on foreign exchanges and in American Depository Receipts (“ADRs”). Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities are subject to individual country risk, less favorable reporting and disclosure risk, currency exchange risk, greater volatility, and may have higher liquidity risk than U.S.-registered securities.

ADR Risk. ADRs are subject to risks similar to those associated with direct investments in foreign securities such as individual country, currency exchange, volatility, and liquidity risks.

Foreign Currency Risk. The Fund may invest in foreign securities and therefore be indirectly exposed to foreign currencies. The value of the Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund.

Emerging Markets Risk. The Fund may invest indirectly in emerging market equity and fixed-income securities. In addition to the general risk of investing in foreign securities and foreign fixed-income securities, investing in emerging markets can involve greater and more unique risks than those associated with investing in more developed markets. As a result of these various risks, investments in emerging markets are considered to be speculative and may be highly volatile.

Forward and Futures Contract Risk. The successful use of forward and futures contracts draws upon the Sub-Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it maybe disadvantageous to do so.

Fund of Funds Structure Risk. Investments in ETFs and other investment companies (e.g., open end and closed end mutual funds) subject the Fund to paying its proportionate share of fees and expenses from those investments. In addition, under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to restrictions that may limit the amount of any particular ETF or other registered investment company that the Fund may own.

ETF Risk. Investments in ETFs are subject to the following risks:

Market Value Risk. The market value of an ETF’s shares may differ from its NAV. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Tracking Risk. Index-based Portfolio Funds may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities or because certain securities comprising these indices may, from time to time, temporarily be unavailable.

Sampling Risk. Index-based Portfolio Funds may utilize a representative sampling approach to track their respective underlying indices. Index-based Portfolio Funds that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the Portfolio Fund in the aggregate may vary from the investment profile of the underlying index.

Fixed-Income ETFs Risk. There are risks associated with the potential investment of the Fund’s assets in fixed-income ETFs, which may include credit risk, interest rate risk and maturity risk as described below:

Interest Rate Risk. The price of a bond or a fixed-income security is dependent, in part, upon interest rates. Therefore, the share price and total return of an ETF, when investing a significant portion of its assets in fixed-income securities, will vary in response to changes in interest rates.

Investment Limitation Risk. Under the 1940 Act, the Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless certain conditions are satisfied. This limitation may prevent the Fund from allocating its investments in the manner the Sub-Adviser considers optimal or cause the Sub-Adviser to select an investment other than that which the Sub-Adviser considers optimal.

4

Investment Style and Management Risk. The Sub-Adviser’s method of security selection may not be successful and the Fund may underperform relative to other mutual funds that employ similar investment strategies. The Fund’s asset allocation style may not be implemented successfully, negatively affecting the Fund’s performance. In addition, the Sub-Adviser may select investments that depreciate or fail to appreciate as anticipated.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, forward and futures contracts and other types of derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Managed Futures Risk. Investing in Portfolio Funds that employ a managed futures investment strategy exposes the Fund to management risk, derivatives risk and leverage risk, as well as commodity, interest rate, equity and foreign currency risks depending on the particular strategy used by a Portfolio Fund’s manager.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Sub-Adviser’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general bond market conditions. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, and epidemics, pandemics, or other public health issues.

Maturity Risk. Maturity risk is another factor that can affect the value of an ETF’s fixed-income holdings. Certain ETFs may not have a limitation policy regarding the length of maturity for their fixed-income holdings. In general, fixed-income obligations with longer maturities have higher yields and a greater sensitivity to changes in interest rates. Conversely, fixed-income obligations with shorter maturities generally have lower yields but less sensitivity to changes in interest rates.

New Fund and Manager Risk. The Fund was formed in 2020 and has a limited operating history. In addition, although the principals of the Adviser and Sub-Adviser have investment management experience, none have experience managing an open-end mutual fund prior to the Fund. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or growing to an economically viable size.

Options Risk. Options trading is a highly specialized activity that involves unique investment techniques and risks. The value of options can be highly volatile, and their use can result in loss if the Sub-Adviser is incorrect in its expectation of price fluctuations. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

Real Estate Investment Trust (“REIT”) Risk. The Fund may invest, directly or indirectly, in REITs, which are companies that invest in real estate, mortgages and construction loans.  Investments in REITS subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values.

Volatility Risk. The Fund’s derivative investments that are linked to equity market volatility levels can be highly volatile and may experience large losses. Trading in equity index futures contracts or options thereon, particularly contracts that are close to expiration, can be very volatile and can be expected to be very volatile in the future. The volatile nature of these instruments may have an adverse impact on the Fund beyond the impact of any changes in the underlying index’s value.

PERFORMANCE SUMMARY

The Fund commenced operations in 2020 and therefore does not yet have performance history for a full calendar year to report. After the Fund has returns for a full calendar year, this Prospectus will provide performance information that gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information, current through the most recent month end, is available by calling 1-866-983-4525 or by visiting the Fund’s website at www.blueprintmutualfunds.com.

MANAGEMENT OF THE FUND

Blueprint Fund Management, LLC is the Fund’s investment adviser.

Blueprint Investment Partners, LLC is the Fund’s sub-adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Adviser
Jon Robinson	Since inception of the Fund	Managing Member
Brandon Langley	Since inception of the Fund	Managing Member

5

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

For Investor Class shares, the minimum investment amount is $5,000 for all regular accounts.

For Institutional Class shares, the minimum investment amount is $15,000 for all regular accounts.

Minimum Additional Investment

For Investor Class shares, the minimum additional investment amount is $1,000 for all regular accounts.

For Institutional Class shares, the minimum additional investment amount is $1,000 for all regular accounts.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Fund should be sent to the Blueprint Adaptive Growth Allocation Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-866-983-4525 for assistance.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

6

ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Blueprint Adaptive Growth Allocation Fund (the “Fund”) seeks capital appreciation while managing risk. The Fund’s Board of Trustees (the “Board”) has reserved the right to change the investment objective of the Fund without shareholder approval upon at least 60 days’ prior written notice to shareholders.

Investment Strategies

The Fund uses a dynamic asset allocation strategy in an effort to generate returns while also seeking to preserve capital during prolonged market downtrends by allocating across a portfolio of broadly diversified global asset classes. Generally during favorable market environments the Fund will have a higher equity allocation, while during unfavorable market conditions the Fund will lower equity allocations and have higher fixed income allocations. Under normal market conditions, the Fund will seek growth through capital appreciation by investing in individual securities and shares of other investment companies, including exchange-traded funds (“ETFs”), open-end mutual funds, and closed-end funds (collectively “Portfolio Funds”). The Fund will also utilize futures contracts to as a volatility hedge and to gain exposure to certain asset classes as noted below. The Fund will invest in the following asset classes, and will typically hold either a collection of individual securities, a single Portfolio Fund, futures contracts or a blend of the three in order to represent each asset class:

●	U.S. Equity

●	Foreign Developed Equity

●	Emerging Market Equity

●	Real Estate

●	US Bonds

●	Global Bonds

●	Inflation-Protected Bonds (“TIPS”)

●	Commodities

Investments within these asset classes are selected based on the quantitative algorithms and proprietary calculations of price trends developed by the Sub-Adviser. Each asset class within the portfolio will then be weighted, and the Sub-Adviser will shift such weightings based on proprietary calculations of price trends, which are the direction and momentum of the prices of securities in those asset classes. The Sub-Adviser will review these price trends over four timeframes – 10, 50, 100, and 200 days – in order to complete its calculations to adjust the weightings of each asset class. Under normal market conditions, each asset class will be represented in the portfolio at all times. The type of commodities the Fund intends to invest in are precious metals, energy, food and fiber.

The Fund defines emerging market securities as those that provide exposure to companies that are domiciled in any country included in the Morningstar Emerging Market Index. “TIPS” are treasury bonds that are indexed to inflation such that the principal value of such TIPS is recalculated as the consumer price index rises. The Fund will invest in futures contracts, foreign currency future contracts, call or put options on equity index futures contracts, forwards, exchange-traded notes (“ETNs”) and managed futures investments. The Adviser selects these investments on the basis of liquidity, volatility, and when the Adviser believes such investments will provide a more efficient representation of an asset class in which the Fund seeks exposure. “Managed Futures” are investments in which a portfolio of futures contracts are actively managed by professionals.

The Fund may hold equity securities, either directly or indirectly, of all capitalizations, and may indirectly hold fixed-income securities of all credit qualities.

The Fund will generally seek to maintain an allocation within the Fund’s portfolio of approximately 80% to equity securities and approximately 20% to fixed-income securities, but may shift this allocation depending on market conditions. When appropriate, the Fund may allocate a portion of its equity allocation to commodities. In poor market conditions, such as when the Sub-Adviser perceives a bear market or high volatility, the Fund may begin to shift to a higher percentage of fixed-income securities, and in some conditions the allocation may completely invert to approximately 20% equity securities and approximately 80% in fixed-income securities.

The Fund may invest in derivative instruments, such as options or futures contracts, to gain long or short exposure to the S&P 500 or VIX Index. Specifically, the Fund may invest in ETFs, ETNs, or derivative instruments linked to the returns of the S&P 500 or in VIX Index options or futures contracts (long or short). A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument (e.g., the S&P 500 or VIX Index) at a specific price at a specific future time. Investments in derivative instruments, such as futures contracts, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio.

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The Fund’s strategy may result in returns for a single day or longer periods of time that are significantly higher or lower than the returns of the broader U.S. equity market. The Fund may also purchase put or call options (or option spreads) on the VIX Index, the S&P 500, or in ETNs or ETFs that seek exposure to short-term VIX Index futures contracts. An ETN is an exchange-traded debt obligation of an investment bank, and the returns of an ETN are linked to the performance of a market index or derivatives linked to such index, such as VIX Index futures contracts.

The Fund’s investments in options or option spreads will generally involve premiums of less than 2% of the Fund’s net assets during a given month. Purchasing a call option gives the buyer the right to purchase shares of the reference asset at a specified price (“strike price”) until a specified date (“expiration date”) (American-style options) or at the expiration date (European-style options). The buyer of the call option pays an amount (premium) for buying the option. In the event the reference asset appreciates above the strike price, the buyer can exercise the option and receive the reference asset (for American-style options) or receive the difference between the value of the reference asset and the strike price (for European-style options) (which gain is offset by the premium initially paid), and in the event the reference asset declines in value, the call option may end up worthless and the Fund’s loss is limited to the amount of premium it paid.

The Fund’s investments in call options and put options (described below) on the S&P 500 or the VIX Index are generally expected to be European-style options. Purchasing a put option gives the buyer the right to sell shares of a reference asset at a strike price until the expiration date (American-style options) or at the expiration date (European-style options). The buyer of the put option pays an amount (premium) for buying the option. In the event the reference asset declines in value below the strike price and the Fund exercises its put option, the Fund will be entitled to deliver the reference asset (for American-style options) or receive the difference between the strike price and the value of the reference asset (for European-style options) (which gain is offset by the premium originally paid by the Fund), and in the event the reference asset closes above the strike price as of the expiration date, the put option may end up worthless and the Fund’s loss is limited to the amount of premium it paid.

A call spread entails the purchase of a call option and the sale of a call option on the same reference asset with the same expiration date but a higher strike price. A put spread entails the purchase of a put option and the sale of a put option on the same reference asset with the same expiration date but a lower strike price. The premium received from the sale of the call or put options is generally expected to offset the cost to the Fund of the purchased options in exchange for limiting the maximum return from such options.

Commodities Risk: The energy, metals, and agriculture industries can be significantly affected by commodity prices and consumption, world events, import and export controls, worldwide competition, government regulations, and economic conditions. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Counterparty Risk. The Fund may enter into various types of derivative contracts as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a derivative transaction will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, the Fund’s income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security may be reduced. The Fund will be subject to credit risk to the extent that it or its Portfolio Funds invest in fixed-income securities that involve a promise by a third party to honor an obligation with respect to the fixed-income security or in derivatives contracts. Securities rated BBB by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment-grade securities, but are somewhat riskier than more highly-rated investment-grade obligations (those rated A or better) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities. Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

Currency Risk. Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Governments may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the

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actions of sovereign governments and central banks, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

Debt Securities Risk. The Fund may invest indirectly in corporate debt securities of issuers from any jurisdiction, sovereign debt obligations and U.S. Government obligations. Corporate securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. A debt security’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security’s issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.

U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Treasury Inflation-Protected Securities (“U.S. TIPS”) and Inflation-Linked Bonds Risk. The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

Foreign Government Debt Obligations Risk. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the net asset value per share (“NAV”) of the Fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

High-Yield Debt Securities (“Junk Bond”) Risk. The Fund may invest, directly or indirectly, in debt securities that are lower-rated debt securities or, if not rated, of equivalent quality in the Sub-Adviser’s opinion, including, without limitation, “junk” bonds whose ratings are below investment grade. Debt securities rated Baa3 by Moody’s or BBB- by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt securities rated lower than Baa3 by Moody’s or lower than BBB- by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal and greater market fluctuations than higher-rated debt securities. Lower-rated debt securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated debt securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value (“NAV”). These risks can reduce the value of the Fund’s shares and the income it earns. Lower-rated securities carry a greater risk of default than investment grade securities. While the Sub-Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

Liquidity Risk. Liquidity risk is the risk that a particular investment cannot be sold at the advantageous time or price. For example, if a fixed income security is downgraded or drops in price, the market demand for that security may be limited, making that security difficult to sell. Additionally, the market for certain securities may become illiquid under adverse market or economic conditions. Also, investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk.

Derivatives Risk. The Sub-Adviser may make use of futures, options and other forms of derivative instruments. In general, a derivative instrument typically involves leverage ,i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, futures contracts, forward foreign currency contracts, options (both written and purchased) and swaps. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to

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meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Risks of these instruments include:

●	that interest rates, securities prices and currency markets will not move in the direction that the portfolio managers anticipate;

●	that prices of the instruments and the prices of underlying securities, interest rates or currencies they are designed to reflect do not move together as expected;

●	that the skills needed to use these strategies are different than those needed to select portfolio securities;

●	the possible absence of a liquid secondary market for any particular instrument and, for exchange-traded instruments, possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

●	that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited);

●	particularly in the case of privately-negotiated instruments, that the counterparty will not perform its obligations, which could cause the Fund to lose money;

●	the inability to close out certain hedged positions to avoid adverse tax consequences, and the fact that some of these instruments may have uncertain tax implications for the Fund;

●	the fact that “speculative position limits” imposed by the Commodity Futures Trading Commission (“CFTC”) and certain futures exchanges on net long and short positions may require the Fund to limit or unravel positions in certain types of instruments; in October 2020, the CFTC adopted new rules that will impose speculative position limits on additional derivative instruments, which may further limit the Funds’ ability to trade futures contracts and swaps; and

●	the high levels of volatility some of these instruments may exhibit, in some cases due to the high levels of leverage an investor may achieve with them.

In October 2020, the SEC adopted a new rule that will change the regulatory framework around the use of derivatives by registered investment companies, such as the Fund. The new rule will replace the aforementioned asset segregation requirements with a requirement to ensure the Fund has a derivatives risk management program consistent with the new rule, along with other requirements such as compliance with a specific value-at-risk (“VaR”) based limit on leverage risk. The Fund will not be required to comply with the new rule until August 19, 2022.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The equity portion of the Fund’s portfolio will generally be comprised directly or indirectly of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. In addition, there may be times when the returns for large capitalization companies generally trail returns of smaller companies or the overall stock market.

Small- and Mid-Capitalization Risk. Investments in small-cap and mid-cap companies often involve higher risks than large-cap companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of small-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small-cap companies may be subject to greater price fluctuations. Small-cap and mid-cap companies also may not be widely followed by investors, which can lower the demand for their stock.

ETN Risk. The Fund may invest, directly or indirectly, in ETNs, which are notes representing unsecured debt of the issuer whose returns are linked to a particular index. The ETNs are synthetic, and the Fund has no claim on the referenced assets. ETNs held by the Fund are typically linked to the performance of a commodities index that reflects the potential return on leveraged and unleveraged investments in futures contracts of physical commodities, plus interest that could be earned on cash collateral, and minus the issuer’s fee. The value of an ETN may be influenced by fluctuations in the values of the underlying assets or instruments, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying markets, changes in applicable interest rates, and changes in the issuer’s credit rating. The Fund will bear any fees and expenses associated with investment in ETNs, which will reduce the amount of return on investment at maturity or redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN meant to be held to maturity. There are no periodic interest payments for ETNs and principal is not protected. It may be difficult for the Fund to sell its ETN holdings. Investments in ETNs may also subject the Fund to other risks, including credit and counterparty risk, and interest rate risk, among others.

Foreign Securities Risk. The Fund may either directly or indirectly invest in foreign securities on foreign exchanges and in American Depository Receipts (“ADRs”). Investing in foreign securities, including direct investments and through ADRs, which are traded on exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those

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markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

ADR Risk. ADRs are subject to risks similar to those associated with direct investments in foreign securities such as individual country, currency exchange, volatility, and liquidity risks. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities, such as currency risk , and liquidity risk.

Foreign Currency Risk. The Fund may invest in foreign securities and therefore be indirectly exposed to foreign currencies. The value of the Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund.

Emerging Markets Risk. The Fund may invest indirectly in emerging market equity and fixed-income securities. In addition to the general risk of investing in foreign securities and foreign fixed-income securities, investing in emerging markets can involve greater and more unique risks than those associated with investing in more developed markets. The securities markets of emerging countries are generally small, less developed, less liquid, and more volatile than securities markets of the U.S. and other developed markets. The risks of investing in emerging markets include greater social, political and economic uncertainties. Emerging market economics are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have fewer potential buyers for investments. The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems in more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. Additionally, if settlements do not keep pace with the volume of securities transactions, they may be delayed, potentially causing the Fund’s assets to be uninvested, the Fund to miss investment opportunities and potential returns, and the Fund to be unable to sell an investment. As a result of these various risks, investments in emerging markets are considered to be speculative and may be highly volatile.

Forward and Futures Contract Risk. The Fund may invest in forward and/or futures contracts. The successful use of forward and futures contracts draws upon the Sub-Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired;(c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Fund of Funds Structure Risk. The Fund’s investments in Portfolio Funds, including ETFs, subject the Fund to paying its proportionate share of fees and expenses from those investments. In other words, by investing in the Fund, you will indirectly bear fees and expenses charged by the Portfolio Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, under the 1940 Act, the Fund is subject to restrictions that may limit the amount of any particular ETF or other registered investment company that the Fund may own.

ETF Risk. Investments in ETFs are subject to the following additional risks:

Market Value Risk. The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Tracking Risk. Index-based Portfolio Funds may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, Portfolio Funds may incur expenses not incurred by their applicable indices. Certain securities comprising these indices may, from time to time, temporarily be unavailable, which may further impede a Portfolio Fund’s ability to track its applicable indices or match its performance.

Sampling Risk. Index-based Portfolio Funds may utilize a representative sampling approach to track their respective underlying indices. Index-based Portfolio Funds that utilize a representative sampling approach are subject to an increased risk of tracking error because

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the securities selected for the Portfolio Fund in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, a Portfolio Fund will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to a Portfolio Fund could result in a greater decline in NAV than would be the case if the Portfolio Fund held all of the securities in the underlying index.

Fixed-Income ETFs Risk. There are risks associated with the potential investment of the Fund’s assets in fixed-income ETFs, which may include credit risk, interest rate risk and maturity risk.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. The price of a debt security is dependent upon interest rates. The share price and total return of the Fund, when investing a significant portion of its assets, directly or indirectly, in debt securities, will vary in response to changes in interest rates. A rise in interest rates will generally cause the value of debt securities to decrease. Actions by governments and central banking authorities may result in increases in interest rates. Conversely, a decrease in interest rates will generally cause the value of fixed income securities to increase. Interest rate declines may also increase prepayments of debt obligations. Debt securities with longer maturities are generally more sensitive to interest rates than debt securities with shorter maturities. Consequently, changes in interest rates may have a significant effect on the Fund, especially if the Fund is holding a significant portion of its assets in fixed income securities that are particularly sensitive to interest rate fluctuations, such as fixed income securities with longer maturities, zero coupon bonds, and debentures. The Fund may be subject to greater risk of rising interest rates due to the current period of historically low interest rates.

Investment Style and Management Style Risk. The portfolio manager’s method of security selection may not be successful and the Fund may underperform relative to other mutual funds that employ similar investment strategies. In addition, the Sub-Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Sub-Adviser’s investment process and there is no guarantee that the Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, forward and futures contracts and other types of derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Managed Futures Risk. Investing in Portfolio Funds that employ a managed futures investment strategy exposes the Fund to management risk, derivatives risk and leverage risk, as well as commodity, interest rate, equity and foreign currency risks depending on the particular strategy used by a Portfolio Fund’s manager. A Portfolio Fund’s manager’s judgments about the price appreciation of various futures contracts may prove incorrect and result in losses. A Portfolio Fund’s use of derivatives (including futures and options on futures) to enhance returns or hedge against market declines is subject to the risk of mispricing or improper valuation, and changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Portfolio Fund. Commodity, interest rate, equity and foreign currency futures are subject to unfavorable price movements as well as specific risks described more fully in paragraphs above.

Market Risk. The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. The Fund’s NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

Maturity Risk. Maturity risk is another factor that can affect the value of the Fund’s debt security holdings. In general, but not in all cases, the longer the maturity of a debt security, the higher its yield and the greater its price sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The Fund will be subject to greater maturity risk to the extent it is invested in debt securities with longer maturities.

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New Fund and Manager Risk. The Fund was formed in 2020 and has a limited operating history. In addition, although the principals of the Adviser and Sub-Adviser have investment management experience, none have experience managing an open-end mutual fund prior to the Fund. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or growing to an economically viable size.

Options Risk. Options trading is a highly specialized activity that involves unique investment techniques and risks. The value of options can be highly volatile, and their use can result in loss if the Sub-Adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes depends in part on the ability of the Sub-Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. Options are subject to correlation risk because there may be an imperfect correlation between the options and the underlying asset that cause a given transaction to fail to achieve its objectives. When options are purchased over the counter, the Fund bears the risk that the counterparty that wrote the option will not perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

REIT Risk. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Funds. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee tables and examples in this Prospectus.

Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. REITs have been and may continue to be negatively affected by the COVID pandemic. As with other serious economic disruptions, government authorities and regulators are responding to this crisis with significant political, fiscal and monetary policy changes, including moratoriums on rents and evictions. Further the COVID pandemic has weakened the financial condition of many tenants that could result in tenants seeking the protection of bankruptcy or insolvency laws, which could result in the rejection and termination of leases and thereby cause a reduction in rent payments. Lower rental income as a result of any of these situations can negatively affect a REIT, which could adversely affect the value of a Fund’s investment in the REIT and negatively impact the Fund’s performance.

Volatility Risk. The Fund’s derivative investments that are linked to equity market volatility levels can be highly volatile and may experience large losses. Trading in VIX Index futures contracts or VIX Index options, for example, particularly contracts that are close to expiration, can be very volatile and can be expected to be very volatile in the future. The volatile nature of these instruments may have an adverse impact on the Fund beyond the impact of any changes in the VIX Index.

In addition to the strategies and risks described above, the Fund may invest in other types of securities whose risks are described below or in the Fund’s Statement of Additional Information (“SAI”).

Investments in Money Market Instruments and Temporary Defensive Positions. The Fund will typically hold a portion of its assets in cash or cash equivalent securities, including short-term debt securities, repurchase agreements and money market mutual fund shares (“Money Market Instruments”). The Fund may invest in Money Market Instruments to maintain liquidity or pending the selection of investments. From time to time, the Fund also may, but should not be expected to, take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions, and in doing so, may invest up to 100% of its assets in Money Market Instruments. When the Fund invests in a money market mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. To the extent the Fund holds other registered investment companies, including money market mutual funds, the Fund will incur acquired fund fees and expenses (as defined by the SEC). Anytime the Fund takes a temporary defensive position, it may not achieve its investment objective.

CFTC Regulation Risk. To the extent the Fund makes investments regulated by the Commodity Futures Trading Commission (the “CFTC”), the Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”). The Adviser, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Adviser is not subject to registration or regulation as a commodity pool operator under the CEA. If the Adviser is unable to comply with the requirements of Rule 4.5, the Adviser may be required to modify the Fund’s investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the Fund.

Additional Information. Whether the Fund is an appropriate investment for an investor will depend largely upon the investor’s financial resources and individual investment goals and objectives.

Portfolio Holdings and Disclosure Policy. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI and on the Fund’s website at www.blueprintmutualfunds.com.

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FUND MANAGEMENT

The Investment Adviser

Blueprint Fund Management, LLC, located at 1250 Revolution Mill Drive, Suite 150, Greensboro, North Carolina 27405, serves as the investment adviser to the Fund. Pursuant to the Advisory Agreement, the Adviser provides the Fund with the selection of a sub-investment adviser, and the compliance and managerial oversight of that sub-adviser and its services to the Fund. The Adviser is a limited liability company organized under the laws of North Carolina, began operations in 2019, and provides services only to the Fund. Although the principals of the Adviser have investment management experience, neither the principals of the Adviser nor the Adviser had experience as an investment adviser to a mutual fund prior to the Fund’s inception.

For its services, the Fund pays the Adviser a monthly investment advisory fee (the “Management Fee”) computed at the annual rate of 0.95% of its average daily net assets. The Adviser has contractually agreed under an expense limitation agreement (the “Expense Limitation Agreement”), until June 30, 2023, to reduce its Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs; taxes; interest; costs to organize the Fund; borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund Fees and Expenses; extraordinary expenses such as litigation and merger or reorganization costs, and other expenses not incurred in the ordinary course of the Fund’s business) to 1.25% of the Fund’s average daily net assets of its Institutional Class shares, and 1.50% of its Investor Class shares. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after the date that such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to June 30, 2023, this agreement may not be modified or terminated without the approval of the Board. After June 30, 2023, the Expense Limitation Agreement may continue from year-to-year provided such continuance is approved by the Board. The Expense Limitation Agreement may be terminated by the Adviser, or the Board, without approval by the other party, at the end of the then current term upon not less than 90 days’ notice to the other parties as set forth in the Expense Limitation Agreement. The Expense Limitation Agreement will terminate automatically if the Fund’s Advisory Agreement with the Adviser is terminated. The total Management Fee paid to the Adviser, as a percentage of average net assets, for the fiscal period ended February 28, 2021, was 0.43% for the Fund, net of fee reductions and expense reimbursements.

A discussion of the factors considered by the Board in its approval of the Fund’s Advisory Agreement with the Adviser, including the Board’s conclusions with respect thereto, is available in the Fund’s Semi-Annual report for the period ended August 31, 2020. You may obtain a copy of the Semi-Annual Report free of charge, upon request to the Fund.

The Sub-Adviser

Blueprint Investment Partners, LLC, located at 1250 Revolution Mill Drive, Suite 150, Greensboro, North Carolina 27405, was founded in 2013, and serves as the Fund’s sub-adviser. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. The Sub-Adviser does not provide services to any other investment companies, but provides portfolio management services to institutional clients and other investment advisers.

For its services, the Adviser pays the Sub-Adviser an investment sub-advisory fee computed at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund does not directly pay the sub-advisory fee.

A discussion of the factors considered by the Board in its approval of the Fund’s Sub-Advisory Agreement with the Sub-Adviser, including the Board’s conclusions with respect thereto, is available in the Fund’s Semi-Annual Report for the period ended August 31, 2020. You may obtain a copy of the Semi-Annual Report, free of charge, upon request to the Fund.

Portfolio Managers

The following individuals have primary responsibility for day-to-day management of the Fund’s portfolios:

Jon Robinson is the CEO and a founding partner of the Sub-Adviser and the Adviser. Mr. Robinson began his career as a trader and market maker at Bear Stearns before serving as an Equity Research Analyst with Prudential Equity Group. Prior to founding Blueprint, he also co-founded a quantitative alternative investment firm, Robinson-Langley Capital Management. Mr. Robinson serves on the Department of Economics Board of Advisors for The Bryan School of Business and Economics at the University of North Carolina at Greensboro and is a board member at Priority One Greensboro and the Spartan Leadership Foundation.  Mr. Robinson earned Finance and Economic degrees from the University of North Carolina at Greensboro.

Brandon Langley is the Chief Operating Officer, Chief Compliance Officer, and a founding partner of the Adviser and the Sub-Adviser. He has been collaborating with Mr. Robinson to build systematic trading systems since 2004. Prior to co-founding the Sub-Adviser in 2013, Brandon co-founded Robinson-Langley Capital Management with Mr. Robinson, where they honed their management philosophy in the managed futures markets during the 2008 financial crisis. Mr. Langley earned a Bachelor’s and Master’s Degree in Economics from the University of North Carolina at Greensboro and has also served as a Credit Risk Manager for Wells Fargo.

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The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of shares of the Fund.

The Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”, the “Administrator”, or the “Transfer Agent”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services provided to the Fund by Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) administering custodial and other third party service provider contracts on behalf of the Fund.

The Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Fund’s principal underwriter and serves as the exclusive agent for the distribution of the Fund’s shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities.

The SAI has more detailed information about the Adviser, the Sub-Adviser, and other service providers to the Fund.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution for its Investor Class shares (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. The 12b-1 Plan allows the Fund to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and the Distributor) for expenses related to the distribution and servicing of the Fund’s Investor Class shares. The annual fees payable under the 12b-1 Plan may not exceed an amount equal to 0.25% of the Investor Class shares’ average daily net assets. Because 12b-1 Plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. Expenses related to the distribution and servicing of the Fund’s Investor Class shares may include, but are not limited to, payments to securities dealers and other persons who are engaged in the sale of Investor Class shares of the Fund and who may be advising shareholders regarding the sale or retention of such shares; expenses of maintaining personnel who render shareholder support services not otherwise provided by the Transfer Agent or the Fund; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing or distributing prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Fund may, from time to time, deem advisable; and any other expenses related to the distribution and servicing of the Fund’s Investor Class shares. The Adviser may make additional payments to financial organizations from its own assets. The payment by the Adviser of any such additional compensation will not affect the expense ratio of the Fund.

HOW THE FUND VALUES ITS SHARES

The net asset value (“NAV”) of the Fund is calculated as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund generally values its portfolio securities at their current market values determined based on available market quotations. However, if market quotations are not available or are considered unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith under procedures adopted by the Board. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV are based on the consideration by the Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities. To the extent the assets of the Fund are invested in other registered investment companies that are not listed on an exchange, the Fund’s NAV is calculated based upon the NAVs reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Your order to purchase or redeem shares is priced at the NAV next calculated after your order is received in proper form by the Fund. An order is considered to be in “proper form” if it includes all necessary information and documentation related to the purchase or redemption request, and, if applicable, payment in full of the purchase amount.

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HOW TO BUY SHARES

Shares are available for purchase from the Fund every day the NYSE is open for business, at the NAV next calculated after receipt of a purchase order in proper form. The Fund reserves the right to reject any purchase request and/or suspend its offering of shares at any time. Investors who purchase shares through a broker-dealer or other financial intermediary may be charged a fee by such broker-dealer or intermediary. The Fund mails you confirmations of all purchases or redemptions of Fund shares if shares are purchased directly through the Fund. Certificates representing Fund shares are not issued.

Choosing a Share Class

The Fund offers two classes of shares: Investor Class shares and Institutional Class shares. Each share class represents an ownership interest in the same investment portfolio and has the same rights but each class has its own expense structure.

Investor Class shares are subject to 12b-1 Plan fees that permit the Fund to pay distribution fees of up to 0.25% per year to those intermediaries offering Investor Class shares. Institutional Class shares are available without a 12b-1 Plan fee to those investors eligible to purchase such shares. Neither class is subject to a sales charge or redemption fee.

When you choose your class of shares, you should consider the size of your investment. Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals. If you qualify to purchase Institutional Class shares, you should purchase them rather than the Investor Class shares because the Investor Class shares have higher expenses than the Institutional Class shares. Although each class invests in the same portfolio of securities, the returns for each class will differ because each class is subject to different expenses.

If you qualify as a purchaser of Institutional Class shares, but your account is invested in Investor Class shares, you may convert your Investor Class shares to Institutional Class shares based on the relative NAV of the two classes on the conversion date. If you are an Institutional Class shareholder, you may convert your shares to Investor Class shares at any time.

Minimum Initial Investment

The minimum initial investment for all accounts in the Fund is $5,000 for the Investor Class shares, and $15,000 for the Institutional Class shares. This minimum initial investment requirement may be waived or reduced for any reason at the discretion of the Fund.

Opening an Account

An account may be opened by mail or bank wire if it is submitted in proper form, as follows:

By Mail. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to the Fund.

●	Mail the application and the check to the Transfer Agent at the following address:

Blueprint Adaptive Growth Allocation Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shares will be issued at the NAV next computed after receipt of your application, in proper form, and check. All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, non-U.S. financial institution checks, cashier’s checks under $10,000, or money orders. In addition, the Fund does not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-866-983-4525 to obtain the necessary information to instruct your financial institution to wire your investment. A representative will assist you in obtaining an account application, which must be completed, signed and faxed (or mailed) to the Transfer Agent before payment by wire will be accepted.

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The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order, following proper advance notification to the Transfer Agent, is considered received when the Fund’s custodian, receives payment by wire. If your account application was faxed to the Transfer Agent, you must also mail the completed account application to the Transfer Agent on the same day the wire payment is made. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire in proper form.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order in proper form. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers, depending on the nature and terms of the financial intermediaries’ particular platform. Additionally, investors purchasing shares from a broker or other financial intermediary may be required to pay a commission in connection with such purchase. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund. These organizations may be the shareholders of record of your shares. Such investors should consult with their financial intermediary regarding any commissions and other fees and expenses of the shares being purchased. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Subsequent Investments

Once an account is open, additional purchases of Fund shares may be made at any time in any amount. Additional purchases must be submitted in proper form as described below. Additional purchases may be made:

●	By sending a check, made payable to the Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

●	By wire to the Fund account as described under “Opening an Account – By Wire.” Shareholders are required to call the Transfer Agent at 1-866-983-4525 before wiring funds.

●	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plans

You may make automatic monthly investments in the Fund from your account held at a bank, savings and loan or other depository institution. The minimum investments under the automatic investment plan must be at least $100 under the plan and are made on the 15th and/or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund. Please call 1-866-983-4525 for more information about the automatic investment plan and direct deposit plans.

Purchases in Kind

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Sub-Adviser based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Sub-Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund’s NAV.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

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You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Frequent Trading Policies

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the Fund’s shares. The Fund does not accommodate frequent purchases or redemptions of Fund shares that result in disruptive trading.

The Board has adopted policies and procedures in an effort to detect and prevent disruptive trading, including market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to ensure it complies with the Fund’s policies. The Fund prepares reports illustrating purchase and redemption activity to detect disruptive trading activity. When monitoring shareholder purchases and redemptions, the Fund does not apply a quantitative definition to frequent trading. Instead the Fund uses a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The Fund may also modify any terms or conditions of purchases of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Fund’s policies and procedures to prevent disruptive trading are applied uniformly to all shareholders. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Fund.

When financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund reviews trading activity at the omnibus account level and looks for activity that may indicate potential disruptive trading or market timing. If the Fund detects potentially disruptive trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers the Fund’s shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the Fund in stopping future disruptive trading. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest in the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

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HOW TO REDEEM SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form as described below. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to Blueprint Adaptive Growth Allocation Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered with the Fund.

Signature Guarantees. If the shares to be redeemed have a value of greater than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the Securities Transfer Agents Medallion Program (“STAMP”) sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in STAMP will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-866-983-4525.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an Automated Clearing House (“ACH”) transaction, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee of $15 by the Fund’s custodian for outgoing wires.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. “Reasonable procedures” include, but are not limited to, the Transfer Agent confirming that the account is eligible for telephone transactions, requesting some form of personal identification (e.g., social security number, date of birth, etc.) from you prior to acting on telephonic instructions, and getting a verbal confirmation from you on a recorded line at the time of the transaction. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive redemption orders on the Fund’s behalf. The Fund calculates its NAV as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). Your brokerage firm or financial institution may require a redemption request to be received, in proper form, at an earlier time during the day in order for your redemption to be effective as of the day the order is received, in proper form. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment

The length of time the Fund typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or Automated Clearing House (“ACH”). The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, the Fund typically expects to mail the check within one (1) to three (3) business days;

●	For payment by wire or ACH, the Fund typically expects to process the payment within one (1) to three (3) business days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to 7 calendar days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 calendar days. When shares are purchased by check or through ACH, the proceeds from the redemption of

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those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Minimum Account Balance

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s activity causes the account balance to fall below a share class’s minimum initial investment amount. Such automatic redemptions may cause a taxable event for the shareholder. An automatic redemption does not apply, however, if the balance falls below the minimum initial investment amount solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 calendar days to purchase additional shares to meet the minimum account balance requirement.

Automatic Withdrawal Plan

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 calendar days written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-866-983-4525 for additional information.

Other Redemption Information

Generally, all redemptions will be paid in cash. The Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis and if the Adviser believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. If the Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges, if any, associated with selling the securities.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Income dividends and net capital gain distributions, if any, are normally declared and paid annually by the Fund in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund has qualified and plans to continue to qualify as a regulated investment company for federal income tax purposes, and as such, will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 50% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

When you redeem Fund shares, you will generally realize a capital gain or loss if you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption of Fund shares will be subject to federal income tax.

You will be notified by February 15th of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

21

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal period ended February 28, 2021 has been audited by the Fund’s independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, is included in the Annual Report to shareholders, which may be obtained at no charge by calling the Fund at 1-866-983-4525 or by visiting the Fund’s website at www.blueprintmutualfunds.com. The Fund’s unaudited financial statements for the semi-annual period ended August 31, 2021 are included in the Fund’s semi-annual report, which is also available upon request. The unaudited interim financial statements reflect all adjustments necessary, in the opinion of management, to be a fair statement of the results for the interim period presented. Furthermore, all such adjustments to the unaudited interim financial statements are of a normal recurring nature.

Blueprint Adaptive Growth Allocation Fund

Investor Class

Per Share Data for a Share Outstanding Throughout the Period

	6 Month Period Ended August 31, 2021 (unaudited)		Period Ended February 28, 2021(a)

Net asset value at beginning of period	$12.02		$10.00
Income (loss) from investment operations:
Net investment loss(b)	0.01		(0.02)
Net realized and unrealized gains on investments	1.26		2.07
Total from investment operations	1.27		2.05
Less distributions from:
Net investment income	—		(0.03)
Net asset value at end of period	$13.29		$12.02
Total return(c)	10.57	%(d)	20.48	%(d)
Net assets at end of period (000’s)	$440,042		$72,305
Ratios/supplementary data:
Ratio of total expenses to average net assets(e)	15.50	%(f)	104.34	%(f)
Ratio of net expenses to average net assets(e)(g)	1.51	% (f)(h)	1.60	% (f)(h)
Ratio of net investment loss to average net assets(g)	0.19	%(f)	(0.16	)%(f)
Portfolio turnover rate	35	%(d)	95	%(d)

(a)	Represents the period from the commencement of operations (March 31, 2020) through February 28, 2021.

(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period. Recognition of net investment loss by the Fund is affected by the timing of the declaration of the dividends by the underlying companies in which the Fund invests.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower had the Adviser not reduced advisory fees and reimbursed expenses.

(d)	Not annualized.

(e)	Ratio does not include expenses of the investment companies in which the Fund invests.

(f)	Annualized.

(g)	Ratio was determined after advisory fees reductions and expense reimbursements.

(h)	Includes costs to organize the Fund of 0.01% and 0.10% for the periods ended August 31, 2021 and February 28, 2021, respectively, which are excluded from the Expense Limitation Agreement.

22

Blueprint Adaptive Growth Allocation Fund

Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	6 Month Period Ended August 31, 2021 (unaudited)		Period Ended February 28, 2021(a)

Net asset value at beginning of period	$12.04		$10.00
Income from investment operations:
Net investment income(b)	0.03		0.02
Net realized and unrealized gains on investments	1.26		2.06
Total from investment operations	1.29		2.08
Less distributions from:
Net investment income	—		(0.04)
Net asset value at end of period	$13.33		$12.04
Total return(c)	10.71	%(d)	20.80	%(d)
Net assets at end of period (000’s)	$67,419		$53,273
Ratios/supplementary data:
Ratio of total expenses to average net assets(e)	1.43	%(f)	1.93	%(f)
Ratio of net expenses to average net assets(e)(g)	1.28	% (f)(h)	1.35	%(f)(h)
Ratio of net investment income to average net assets(g)	0.48	%(f)	0.20	%(f)
Portfolio turnover rate	35	%(d)	95	%(d)

(a)	Represents the period from the commencement of operations (March 31, 2020) through February 28, 2021.

(b)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying companies in which the Fund invests.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower had the Adviser not reduced advisory fees and reimbursed expenses.

(d)	Not annualized.

(e)	Ratio does not include expenses of the investment companies in which the Fund invests.

(f)	Annualized.

(g)	Ratio was determined after advisory fees reductions and expense reimbursements.

(h)	Includes costs to organize the Fund of 0.01% and 0.10% for the periods ended August 31, 2021 and February 28, 2021, respectively, which are excluded from the Expense Limitation Agreement.

23

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DOES THE BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■   Social Security number

■   Assets

■   Retirement Assets

■   Transaction History

■   Checking Account Information

■   Purchase History

■   Account Balances

■   Account Transactions

■   Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-983-4525

24

Who we are
Who is providing this notice?	Blueprint Adaptive Growth Allocation Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■  Open an account

■  Provide account information

■  Give us your contact information

■  Make deposits or withdrawals from your account

■  Make a wire transfer

■  Tell us where to send the money

■  Tell us who receives the money

■  Show your government-issued ID

■  Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■  Affiliates from using your information to market to you

■  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Blueprint Fund Management, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

■  Blueprint Investment Partners, the investment sub-adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

25

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FOR ADDITIONAL INFORMATION

Additional information about the Fund is included in the SAI, which is incorporated by reference in its entirety.

Additional information about the Fund’s investments will be available in the Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period.

To obtain a free copy of the SAI, the Annual and Semi-Annual Reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free:

1-866-983-4525

This Prospectus, the SAI and the most recent shareholder reports, if any, are also available without charge on the Fund’s website at www.blueprintmutualfunds.com/ or upon written request to:

Blueprint Adaptive Growth Allocation Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however). You may, of course, request an additional copy of a Prospectus or an Annual or Semi-Annual Report at any time by calling or writing the Fund or by visiting the Fund’s website at www.blueprintmutualfunds.com. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the U.S. Securities and Exchange Commission’s internet site at http://www.sec.gov. Copies of information on the U.S. Securities and Exchange Commission’s internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-22680

Statement of Additional Information

January 1, 2022

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND

(formerly the “Blueprint Growth Fund”)

Investor Class: (BLUPX)

Institutional Class: (BLUIX)

Series of

ULTIMUS MANAGERS TRUST

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

This Statement of Additional Information (“SAI”) should be read in conjunction with the Prospectus for the Blueprint Adaptive Growth Allocation Fund (the “Fund”) dated January 1, 2022, which may be supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus may be obtained without charge, upon request, by writing the Fund at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling toll-free 1-866-983-4525 or by visiting the Fund’s website at www.blueprintmutualfunds.com.

TABLE OF CONTENTS

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS	1
INVESTMENT RESTRICTIONS	22
CALCULATION OF SHARE PRICE	23
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	24
SPECIAL SHAREHOLDER SERVICES	24
MANAGEMENT OF THE TRUST	25
INVESTMENT ADVISERS	30
PORTFOLIO TRANSACTIONS	32
THE DISTRIBUTOR	34
OTHER SERVICE PROVIDERS	34
DISTRIBUTION PLAN	37
GENERAL INFORMATION	37
ADDITIONAL TAX INFORMATION	42
FINANCIAL STATEMENTS	46
APPENDIX A (TRUSTEES AND OFFICERS)	47
APPENDIX B (TRUST’S PROXY VOTING POLICIES AND PROCEDURES)	49
APPENDIX C (ADVISER’S PROXY VOTING POLICIES AND PROCEDURES)	52
APPENDIX D (SUB-ADVISER’S PROXY VOTING POLICIES AND PROCEDURES)	53

STATEMENT OF ADDITIONAL INFORMATION

The Fund is a series of Ultimus Managers Trust (the “Trust”), an open-end management investment company. The Trust is an unincorporated business trust that was organized under Ohio law on February 28, 2012. On June 25, 2021, the Fund changed its name from the “Blueprint Growth Fund” to the “Blueprint Adaptive Growth Allocation Fund”. The Fund’s investments are managed by the adviser, Blueprint Fund Management, LLC, and sub-adviser, Blueprint Investment Partners, LLC. For further information on the Fund, please call 1-866-983-4525 or visit the Fund’s website at www.blueprintmutualfunds.com.

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS

Information contained in this SAI expands upon information contained in the Prospectus. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment programs will be successful. Investors should carefully review the descriptions of the Fund’s investments and associated risks described in the Prospectus and this SAI. No investment in shares of the Fund should be made without first reading the Prospectus. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

General Investment Risks. Prices of securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all securities, which could also result in losses to the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of all types of securities, including securities held by the Fund, can decline.

Borrowing Money. The Fund may, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), borrow money to meet redemption requests or for extraordinary or emergency purposes. Borrowing involves the creation of a liability that requires the Fund to pay interest. In the event the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets. In an extreme case, if the Fund’s current investment income was not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Common Stock. The Fund may, directly or indirectly, purchase common stock. Prices of common stock may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose stock the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all stocks, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks, including common stocks held by the Fund, will likely decline.

Commodities Instruments. There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts, and other commodities instruments. In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in commodity instruments markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price or choose to pursue other investments. The commodities that underlie-commodity instruments may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately.

Consistent with the regulations of the Commodity Futures Trading Commission (“CFTC”), the Adviser, on behalf of the Fund, has filed a notice of exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) pursuant to CFTC Rule 4.5 with respect to the Fund’s operations. Therefore, the Fund will not be subject to regulation as commodity pools under the CEA and the Adviser will not be subject to registration or regulation as a CPO under the CEA with respect to the Fund. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations under CFTC Rule 4.5 may restrict the Adviser’s ability to implement the Fund’s investment strategies and may adversely affect the Fund’s performance.

Convertible Securities. In addition to common and preferred stocks, the Fund may invest in securities convertible into common stock such as convertible bonds, convertible preferred stocks, and warrants. Convertible bonds are fixed-income securities that may be converted at a stated price within a specified period into a certain quantity of the common stock of the same or a different issuer. Convertible bonds are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also provides the investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock. Like other debt securities, the value of a convertible bond tends to vary inversely with the level of interest rates. However, to the extent that the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible bond will be increasingly influenced by its conversion value (the security’s worth, at market value, if converted into the underlying common stock). Although to a lesser extent than with fixed-income securities, the market value of convertible bonds tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible bonds tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Cybersecurity Risk. The Fund and its service providers may be subject to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose or compromise confidential, proprietary, or private personal information, suffer data corruption or lose operational capacity. Breaches in cybersecurity include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential or private personal information or various other operational disruptions. Successful cybersecurity breaches of the Fund and/or the Fund’s investment adviser, sub-adviser, distributor, custodian, the transfer agent or other third party services providers may adversely impact the Fund and its shareholders. For instance, a successful cybersecurity breach may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private personal shareholder information, impede trading, subject the Fund to regulatory fines or financial losses, and/or cause reputational damage. The Fund relies on third-party service providers for many of the day-to-day operations, and is therefore subject to the risk that the protections and protocols implemented by those service providers will be ineffective in protecting the Fund from cybersecurity breaches. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.

Debt Securities. The Fund may invest, directly or indirectly, in corporate debt securities and U.S. Government Obligations, as defined below. Corporate securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. A debt instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security’s issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. The Fund may purchase debt securities of any credit quality, maturity or yield. Accordingly, the Fund may purchase investment grade securities, meaning securities rated BBB or better by S&P Global Ratings (“S&P”), Baa or better by Moody’s Investors Service (“Moody’s”) or a comparable rating by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, as determined by the Sub-Adviser to be of comparable quality. In addition, the Fund may purchase lower-rated debt securities including, without limitation, “junk” bonds whose ratings are below investment grade. Debt securities rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt securities rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal and greater market fluctuations than higher-rated fixed-income securities. Lower-rate debt securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated debt securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. These risks can reduce the value of the Fund’s shares and the income it earns. Descriptions of the quality ratings of Moody’s, S&P, and Fitch are included as Appendix A to the SAI. While the Sub-Adviser utilized the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

Equity Securities. The Fund may invest, directly or indirectly, in equity securities. The equity portion of the Fund’s portfolio will generally be comprised of U.S. common stock. In addition to U.S. common stock, the Fund’s equity investments may include preferred stock, securities convertible into common stock, and foreign stock. The Fund’s equity investments may include securities traded on domestic exchanges or on the over-the-counter (“OTC”) market. The prices of equity securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period, and investors should understand that during temporary or extended bear markets, the value of equity securities, including securities held by the Fund, will likely decline.

Economic and Regulatory Risks. Domestic and foreign governments and agencies thereof often adopt an active approach to managing economic conditions within a nation, which may have material effects on the securities markets within the nation. A government may pursue supportive policies that include, but are not limited to, lowering corporate and personal tax rates and launching simulative government spending programs designed to improve the national economy or sectors thereof. Agencies of a government, including central banks, may pursue supporting policies that include, but are not limited to, setting lower interest rate targets and buying and selling securities in the public markets. Governments and agencies thereof may also attempt to slow economic growth if the pace of economic growth is perceived to be too great and pose a long-term risk to the economy or a sector thereof. In each instance, the actions taken may be less successful than anticipated or may have unintended adverse consequences. Such a failure or investor perception that such efforts are failing could negatively affect securities markets generally, as well as result in higher interest rates, increased market volatility and reduced value and liquidity of certain securities, including securities held by the Fund.

In addition, governments and agencies thereof may enact additional regulation or engage in deregulation that negatively impacts the general securities markets or a sector thereof. Given the potential broad scope and sweeping nature of some regulatory actions, the potential impact a regulatory action may have on securities held by the Fund may be difficult to determine and may not be fully known for an extended period of time. Accordingly, regulatory actions could adversely affect the Fund.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including seeking to maintain interest rates at or near historically low levels and by purchasing large quantities of fixed income securities on the open market, such as securities issued or guaranteed by U.S. government, its agencies or instrumentalities, (“Quantitative Easing”). Similar steps appear to be taking place again in 2020 in an effort to support the economy during the COVID-19 pandemic. It is unclear how long these policies will last. In addition, this and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. When the Federal Reserve determines to “taper” or reduce Quantitative Easing and/or raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fixed income investments, including fixed income investments held by the Fund, which could cause the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed income markets they may be more substantially exposed to these risks than a fund that does not invest in such derivatives.

Exchange-Traded Funds (“ETFs”) and Similar Instruments. The Fund may invest in shares of ETFs and other similar instruments. An ETF is typically an investment company registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index or market sector. Alternatively, ETFs may be actively managed pursuant to a particular investment strategy, similar to other non-index based investment companies. ETFs are traded on a securities exchange based on their market value. In addition, ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day.

Instruments the Fund may purchase that are similar to ETFs represent beneficial ownership interests in specific “baskets” of securities of companies within a particular industry sector or group. These securities may also be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs, are not registered as investment companies under the 1940 Act. Such securities may also be exchange traded, but because they are not registered as investment companies, they are not subject to the percentage investment limitations imposed by the 1940 Act.

An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of securities prices, or that the prices of securities within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional registered investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, and (v) activation of “circuit breakers” by the exchange (which are tied to large decreases in stock prices) may halt trading of the ETF’s shares temporarily. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.

Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund will pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions. As with traditional investment companies, ETFs charge asset-based fees, although these fees tend to be relatively low as compared to other type of investment companies. ETFs do not charge initial sales loads or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

The U.S. Securities and Exchange Commission (the “SEC”) has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of some of the limits discussed below under the section entitled “Investment Companies”. The Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Fund may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of the limits discussed below under the section entitled “Investment Companies”, as long as the Fund (and all of its affiliated persons, including the Adviser and Sub-Adviser) does not acquire more than 3% of the total outstanding stock of such ETF or other investment company (the “3% Limitation”), unless otherwise permitted to do so pursuant to permission granted by the SEC. In purchasing ETFs, the Fund will be subject to the 3% Limitation unless (i) the ETF or the Fund has received a SEC order for exemptive relief from the 3% Limitation that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such exemptive orders to numerous ETFs and their investment advisers, which permit investment companies, including the Fund, to invest in such ETFs (“Exempted ETFs”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Exempted ETF. The Fund may enter into such agreements with one or more Exempted ETFs so that the Fund will be permitted to invest in such Exempted ETFs in excess of the 3% Limitation. If the Fund seeks to redeem shares of an ETF or other investment company purchased in reliance on Section 12(d)(1)(F), the investment company is not obligated to redeem an amount exceeding 1% of the investment company’s outstanding shares during a period of less than 30 days. As discussed below under the section entitled “Investment Companies”, the Fund may also exceed some of the limits on investments in other investment companies, including ETFs, to the extent that it relies on new Rule 12d1-4.

While the creation and redemption of creation units helps an ETF maintain a market value close to NAV, the market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risk that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Leveraged and Inverse ETF Risk. The Fund may invest in leveraged and inverse ETFs. Leveraged and inverse ETFs involve additional risks and considerations not present in traditional ETFs. Typically, shares of an index-based ETF are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), shares are expected to increase in value as the value of the underlying benchmark decreases, similar to holding short positions in the underlying benchmark. Leveraged ETFs seek to deliver multiples (e.g., 2X or 3X) of the performance of the underlying benchmark, typically by using derivatives in an effort to amplify returns (or decline, in the case of inverse ETFs) of the underlying benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater.

Leveraged and inverse ETFs “reset” over short periods of time, meaning they are designed to deliver their stated returns only for the length of their reset periods (typically daily), and are not designed to deliver their returns intraday or over periods longer than the stated reset period. Because of the structure of these products, their rebalancing methodologies and the math of compounding, extending holdings beyond the reset period can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period of time. This difference in results can be magnified in volatile markets. Further, leveraged and inverse ETFs may have lower trading volumes or may be less tax-efficient than traditional ETFs and may be subject to additional regulation. To the extent that leveraged or inverse ETFs invest in derivatives, investments in such ETFs will be subject to the risks of investments in derivatives. For these reasons, leveraged and inverse ETFs are typically considered to be riskier investments than traditional ETFs.

Exchange-Traded Notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. A Fund could lose some or all of the amount invested in an ETN.

Foreign Securities. The Fund may invest in securities issued by foreign governments or foreign corporations directly or indirectly through ETFs or derivative transactions (e.g., foreign currency futures). The Fund may invest in securities of foreign issuers that trade directly on U.S. and foreign stock exchanges or in the form of American Depositary Receipts (“ADRs”). ADRs are receipts that evidence ownership of underlying securities issued by a foreign issuer. ADRs are generally issued by a U.S. bank or trust company to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs, in registered form, are designed for use in the U.S. securities markets. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. Investments in ADRs are subject to risks similar to those associated with direct investments in foreign securities.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards, and requirements comparable to those applicable to U.S. companies. Foreign securities may trade with less frequency and volume than domestic securities and therefore may exhibit less liquidity and greater price volatility than securities of U.S. companies. There may be less governmental supervision of securities markets, brokers, and issuers of securities than in the U.S. Changes in foreign exchange rates will affect the value of those securities, which are denominated or quoted in currencies other than the U.S. dollar. Therefore, to the extent the Fund invests in a foreign security, which are denominated or quoted in currencies other than the U.S. dollar, there is a risk that the value of such security will decrease due to changes in the relative value of the U.S. dollar and the securities underlying foreign currency. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements, generally higher commission rates on foreign portfolio transactions, and transaction costs of foreign currency conversions. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), limits on proxy voting and difficulty in enforcing legal rights outside the U.S. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. In addition, foreign securities, and dividends and interest payable on those securities, may be subject to foreign taxes, including taxes withheld from payments on those securities.

Foreign Exchange Risk and Currency Transactions. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency. Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used to (i) gain exposure to a particular currency or currencies as a part of the Fund’s investment strategy, (ii) when a security denominated in a foreign currency is purchased or sold, or (iii) when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. With respect to subparagraphs (ii) and (iii), a forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) includes foreign exchange forwards in the definition of “swap” as well as over-the-counter (“OTC”) derivatives and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and otherwise regulated by the Commodity Futures Trading Commission (the “CFTC”). The CFTC has been granted authority to regulate forward foreign currency contracts and many of the final regulations already adopted by the CFTC will apply to such contracts, however a limited category of forward foreign currency contracts were excluded from certain of the Dodd-Frank Act regulations by the Secretary of the U.S. Treasury Department. Therefore, trading by the Fund in forward foreign currency contracts excluded by the Treasury Department is not subject to the CFTC regulations to which trading in other forward foreign currency contracts is subject.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an OTC trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund’s performance may be adversely affected as the Sub-Adviser may be incorrect in its forecasts of market value and currency exchange rates.

Forwards, Futures, Swaps, and Options. As described below, the Fund may purchase and sell in the U.S. or abroad futures contracts, forward contracts, swaps and put and call options on securities, futures, securities indices, swaps, and currencies. In the future, the Fund may employ instruments and strategies that are not presently contemplated but which may be subsequently developed to the extent such investment methods are consistent with such Fund’s investment objectives and are legally permissible. There can be no assurance that an instrument, if employed, will be successful. The Fund may buy and sell these investments for a number of purposes, including hedging, investment, or speculative purposes. For example, it may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline or to establish a position in the securities market as a substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts, and writing covered calls, may be used to hedge the Fund’s portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund’s exposure to the securities market.

Transactions in derivative instruments (e.g., futures, options, forwards, and swaps) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities or commodities prices, interest rates, indices, the other financial instruments prices, or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. The Fund’s use of swaps, futures contracts, options, forward contracts, and certain other derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Sub-Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to the Fund will be enhanced; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests, or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of derivative instruments to obtain enhanced exposure will enable the Fund to achieve its investment objective.

The Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument, and the Fund’s assets. OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Further, under certain circumstances, commodity exchanges or regulators may impose limits that are lower than current open equity in a given futures contract; such limit changes have the potential to cause liquidation of positions and may adversely affect the Fund. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. Regulations adopted by prudential regulators will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Sub-Adviser’s use of derivative instruments will be advantageous to the Fund.

In October 2020, the CFTC approved a final rule amending regulations of speculative position limits to conform with certain Dodd-Frank amendments to the Commodity Exchange Act. The CFTC adopted new and amended federal spot-month position limits for derivatives contracts associated with 25 physical commodities and amended single-month and all-months-combined federal limits for most of the agricultural contracts currently subject to federal position limits. Under the final rule, federal non-spot month position limits were not extended to the sixteen new physical commodities. These federal position limits apply to “economically equivalent swaps,” which are swaps with materially identical contractual specifications, terms, and conditions as a referenced contract. The new rules also modify the bona fide hedge exemption by expanding from six to eleven the number of self-effectuating enumerated bona fide hedges and by liberalizing the terms of some existing enumerated hedges. The final rules include an expedited review and approval regime for market participants to exceed federal position limits for non-enumerated bona fide hedging transactions or positions. In addition, the final rules adopt a “spread transaction” exemption, which is self-effectuating for federal position limit purposes. Transactions in futures and options by the Fund are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of futures or options which the Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Sub-Adviser, if any. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Forward Contracts. A forward contract is an obligation to purchase or sell a specific security, currency, or other instruments for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers. In contrast to contracts traded on an exchange (such as futures contracts), forward contracts are not guaranteed by any exchange or clearinghouse and are subject to the creditworthiness of the counterparty of the trade. Forward contracts are highly leveraged and highly volatile, and a relatively small price movement in a forward contract may result in substantial losses to the Fund. To the extent the Fund engages in forward contracts to generate a return, the Fund will be subject to these risks. Forward contracts are not always standardized and are frequently the subject of individual negotiation between the parties involved. By contrast, futures contracts are generally standardized, and futures exchanges have central clearinghouses which keep track of all positions. Because there is no clearinghouse system applicable to forward contracts, there is no direct means of offsetting a forward contract by purchase of an offsetting position on the same exchange as one can with respect to a futures contract. Absent contractual termination rights, the Fund may not be able to terminate a forward contract at a price and time that it desires. In such event, the Fund will remain subject to counterparty risk with respect to the forward contract, even if the Fund enters into an offsetting forward contract with the same, or a different, counterparty. If a counterparty defaults, the Fund may lose money on the transaction. Depending on the asset underlying the forward contract, forward transactions can be influenced by, among other things, changing supply and demand relationships, government commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects, and plant disease, purchases and sales by foreign countries and changing interest rates.

Futures Contracts. U.S. futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. The Fund may also invest in volatility index futures contracts and non-U.S. futures contracts. There are several risks in connection with the use of futures by the Fund. In the event futures are used by the Fund for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments, which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments, which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Sub-Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Sub-Adviser. It is also possible that when the Fund sells futures to hedge its portfolio against a decline in the market, the market may advance, and the value of the futures instruments held in the Fund may decline. Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased. Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements(as described below). Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

The Fund may have to sell securities at a time when it may be disadvantageous to do so. The Fund may also use futures to attempt to gain exposure to a particular market, index, security, commodity or instrument or for speculative purposes to increase return. One or more markets, indices or instruments to which the Fund has exposure through futures may go down in value, possibly sharply and unpredictably. This means the Fund may lose money. The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser or Sub-Adviser, as applicable, may still not result in a successful hedging transaction over a short time frame (in the event futures are used for hedging purposes).Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin (as described below). In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact, correlate with the price movements in the futures contract and thus provide an offset on a futures contract. Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

Stock Index Futures. The Fund may invest in stock index futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks. Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made, and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases, the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Futures Contracts on Securities. The Fund may purchase and sell futures contracts on securities. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Although futures contracts on securities by their terms call for actual delivery or acceptance of securities, in most cases, the contracts are closed out before the settlement date without making or taking delivery of securities. The Fund may close out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the Fund may close out of a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

Volatility Index Futures. The Fund may take long and short positions in volatility index futures. A volatility index generally attempts to reflect the projected future volatility of a specific market index by calculating the average price of listed options on the specific market index. For example, the Fund may invest in futures on the CBOE Volatility Index, which is designed to estimate the expected volatility of the S&P 500 Index over a 30-day period pursuant to a calculation based on the midpoint of bid and ask quotes for options on the S&P 500 Index. The prices of options on market indices have tended to increase during periods of heightened volatility in the underlying market and decrease during periods of greater stability in the underlying market, which would result in increases or decreases, respectively, in the level of the volatility index. Investments in volatility index futures are subject to the risk that the Fund is incorrect in its forecast of volatility for the underlying index and may have the potential for unlimited loss. To the extent the Fund purchases and sells volatility index futures, the Fund will be exposed to increased levels of volatility.

Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33⅓% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Sub-Adviser has determined are creditworthy under guidelines established by the Trust’s Board of Trustees (the “Board”). In determining whether the Fund will lend securities, the Sub-Adviser will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Adviser or the Sub-Adviser. Each loan of securities will be collateralized by cash, securities, or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

The borrower, at all times during the loan, must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any dividends or interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower, at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. If the Fund invests the cash collateral from the borrower, there is the risk that such investment may result in a financial loss. In such an event, the Fund would be required to repay the borrower out the Fund’s assets.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the Sub-Adviser intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Sub-Adviser has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the Sub-Adviser otherwise believes it necessary to vote.

U.S. Government Obligations. The Fund may invest, directly or indirectly, in U.S. Government Obligations. “U.S. Government Obligations” include securities, which are issued or guaranteed by the U.S. Department of the Treasury (“U.S. Treasury”), by various agencies of the U.S. government, and by various instrumentalities, which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Agencies and instrumentalities established by the U.S. government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. In the case of U.S. Government Obligations not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government Obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Any guarantee of the U.S. government will not extend to the yield or value of the Fund’s shares.

Illiquid Investments. The Fund may not purchase or otherwise acquire any illiquid investment if, immediately after the acquisition, the value of illiquid investments held by the Fund would exceed 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments pose risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio investments and the Fund may be unable to dispose of illiquid investments promptly or at reasonable prices. Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Trustees monitor investments in illiquid investments. If through a change in values, net assets, or other circumstances, the Fund was in a position where more than 15% of its net assets were invested in illiquid investments, it would seek to take appropriate steps to bring the Fund’s illiquid investments to or below 15% of its net assets per the requirements of Rule 22e-4 of the 1940 Act. The sale of some illiquid and other types of investments may be subject to legal restrictions.

If the Fund invests in investments for which there is no ready market, it may not be able to readily sell such investments. Such investments are unlike investments that are traded in the open market, and which can be expected to be sold immediately if the market is adequate. The sale price of illiquid investments once realized may be lower or higher than the Sub-Adviser’s most recent estimate of their fair market value. Generally, less public information is available about the issuers of such illiquid investments than about companies whose investments are publicly traded.

Investment Companies. The Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds, and ETFs. Generally, under Section 12(d)(1) of the 1940 Act, a fund may not acquire shares of another investment company if, immediately after such acquisition, (i) a fund would hold more than 3% of another investment company’s outstanding shares, (ii) a fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of a fund’s total assets would be invested in investment companies. Under certain circumstances, a fund may invest in registered and unregistered money market funds in excess of these limitations. The Fund generally expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund. Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the investment adviser waives its management fee in an amount necessary to offset any sales charge or service fee. The Fund generally expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), the Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would exceed the 3% Limitation. To the extent the 3% Limitation applies to an investment the Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Sub-Adviser considers optimal. Also, under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of investment company shares held by the Fund in reliance on Section 12(d)(1)(F), the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities. Investments in other investment companies subjects the Fund to additional operating and management fees and expenses. For example, Fund investors will indirectly bear fees and expenses charged by underlying investment companies in which the Fund invests, in addition to the Fund’s direct fees and expenses.

On October 7, 2020, the SEC adopted Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) which allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. Rule 12d1-4 became effective January 19, 2021 and rescinds certain types of relief for funds of funds that invest in other investment companies in excess of the limitations under Section 12(d)(1) of the 1940 Act, as discussed above and below, one year after the effective date. The Fund expects to rely on Rule 12d1-4 to the extent the Adviser deems such reliance necessary or appropriate.

LIBOR Risk. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. Derivative investments made by the Fund may also reference LIBOR. In addition, issuers of instruments in which the Fund invests may obtain financing at floating rates based on LIBOR, and the Fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. Various financial industry groups have begun planning for the transition away from the use of LIBOR, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general market conditions. Certain market events could increase volatility and exacerbate market risk, and could result in trading halts, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, terrorism, military action and epidemics, pandemics, or other public health issues. Any of the foregoing market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers, and capital and security markets in ways that cannot necessarily be foreseen or quickly addressed.

As shown with the novel coronavirus disease (“COVID-19”), market events (including public health crises and concerns) can have a profound economic and business effect that results in cancellations and disruptions to supply chains and customer activity, disruption and displacement of one or more sectors or industries, closing of borders and imposition of travel restrictions and quarantines, general public concern and uncertainty and, in extreme cases, exchange trading halts due to rapidly falling prices. Further, the impact of COVID-19 has caused significant volatility and declines in global financial markets, including the U.S. financial markets. Further, COVID-19 has led to production cutbacks for many companies and coupled with changes in consumer spending fueled by government stimulus, created a supply/demand imbalance and resulted in higher prices and inflation, the result of which can affect a company’s financial condition and ability to manufacture and sell its produces. The duration and lasting impact of the COVID-19 outbreak is unclear and may not be fully known for some time.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and with rapidity and therefore adversely affect the Fund.

Master Limited Partnerships (“MLPs”). The Fund may, directly or indirectly, invest a portion of its total assets in the equity or debt securities of MLPs, which are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be more limited voting rights and fewer corporate protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries. The benefit derived from the Fund’s investment in a MLP is largely dependent on the MLP’s being treated as partnerships for deferral income tax purposes, so any change to this status would adversely affect its value. The Fund’s investment in a MLP may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the MLP’s operating expenses in addition to paying Fund expenses.

Money Market Instruments. The Fund may invest in money market instruments. Money market instruments may include, without limitation, U.S. Government Obligations, or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances, Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, Variable Amount Demand Master Notes (“Master Notes”) and shares of money market investment companies.

Banker’s Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance, therefore, carries the full faith and credit of such bank.

A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more.

Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any NRSRO or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Sub-Adviser’s assessment. Commercial Paper may include Master Notes of the same quality.

Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian, acting as administrator thereof. The Sub-Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund. The Fund may invest in shares of money market investment companies to the extent permitted by the 1940 Act.

Operational Risk. An investment in the Fund involves operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these failures or errors could result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there is no guarantee that the Fund will not suffer losses due to operational risk.

Options. The Fund may purchase and write, or sell, put and call options on securities. The Fund may buy and sell options for a number of purposes, including hedging, investment or speculative purposes. For example, it may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a substitute for purchasing individual securities. Buying puts and writing covered calls may be used to hedge the Fund’s portfolio against price fluctuations. Buying call options tends to increase the Fund’s exposure to the securities market. The Fund may write a call or put option only if the option is “covered” by the Fund’s holding a position in the underlying securities or by other means, which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

Writing Call Options. The Fund may write covered calls. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. The call may be exercised at any time during the call period. The Fund writing call options attempts to realize, through the receipt of premiums, a greater return than would be realized on the underlying investment. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call such Fund subsequently purchased. A profit may also be realized if the call lapses unexercised because the Fund retains the underlying investment and the premium received. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised. The Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. The Fund may also write an uncovered call (i.e., the Fund does not hold the underlying security) or calls on futures without owning a futures contract on deliverable securities, provided that at the time the call is written, the Fund covers the call with an equivalent dollar value of deliverable securities, cash or liquid assets. The Fund writing uncovered call options attempts to realize income without committing capital to the ownership of the underlying securities or instruments. Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge. The Fund will cover with additional liquid assets if the value of the segregated assets drops below 100% of the current market value of the underlying instrument. Uncovered calls have speculative characteristics and the potential for loss is unlimited. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security or instrument above the exercise price of the option. When an uncovered call option on a security is exercised, the Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. The securities necessary to satisfy the exercise of an uncovered call option may be unavailable for purchase, except at much higher prices, thereby reducing or eliminating the value of the premium. If the purchase price exceeds the exercise price, the Fund will lose the difference. Purchasing securities to cover the exercise price of an uncovered call option can cause the price of the securities to increase, thereby exacerbating the loss.

Writing Put Options. A put option on a security or futures contract gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The put may be exercised at any time during the option period. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund (as the writer of the put) has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred. When writing put options on securities or futures contracts, to secure its obligation to pay for the underlying security or futures contract, the Fund will either (i) segregate on its records cash or liquid assets equal to the exercise price of the option less margins or deposits; (ii) sell the underlying security short at a price at least equal to the strike price or(iii) purchase a put option with a strike price at least equal to the strike price of the put option sold. The Fund therefore, may have to forego certain opportunities to invest the assets used to cover the obligation. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through whom such option was sold, requiring the Fund to exchange currency at the specified rate of exchange (in the context of puts on currencies) or to take delivery of the underlying security against payment of the exercise price. The Fund may have no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security or instrument from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by that Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

Purchasing Puts and Calls. The Fund may purchase calls to protect against the possibility that the Fund’s portfolio will not participate in an anticipated rise in the securities market. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When the Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns (a “protective put”) enables that Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment .However, the put may be sold prior to expiration (whether or not at a profit).Puts and calls on securities indices or securities index futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements of individual securities or futures contracts. When the Fund buys a call on a securities index or securities index future, it pays a premium. If the Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index or securities index future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When the Fund buys a put on a securities index or securities index future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the securities index or securities index future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls. When the Fund purchases a put on a securities index, or on a securities index future not owned by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a stock index future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

Options on Futures Contracts Investments in options on futures contracts involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Special Risk Factors of Options. Transactions in derivative instruments such as options involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions.

The Fund’s use of certain derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Sub-Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of derivative instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

The Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Fund’s assets.

OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Sub-Adviser’s use of derivative instruments will be advantageous to the Fund.

Preferred Stock. The Fund may invest, directly or indirectly, in preferred stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Preferred stocks may include the obligation to pay a stated dividend. The price of preferred stocks could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect the price of preferred stock. Like common stocks, the value of preferred stock may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and industry-specific changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses.

Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Fund’s portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commission, and may result in additional tax consequences to the Fund’s shareholders. For the fiscal period listed below, the portfolio turnover rate for the Fund was:

Fiscal Period ended February 28,	Portfolio Turnover Rate
2021	95%

Repurchase Agreements. The Fund may invest, directly or indirectly, in repurchase agreements. A repurchase agreement transaction occurs when an investor (e.g., the Fund) purchases a security (normally a U.S. Government security) from a counterparty with the understanding that the investor will later resell the security to the same counterparty (normally a member bank of the Federal Reserve or a registered government securities dealer) . The Fund’s initial purchase is essentially a loan that is collateralized by the security (and/or securities substituted for them under the repurchase agreements) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale normally will occur within one to seven days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. The Sub-Adviser will consider the creditworthiness of the counterparty. If the counterparty fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund’s risk is that such default may include any decline in value of the collateral to an amount, which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that would cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Restricted Securities. Within its limitation on investment in illiquid investments, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Restricted securities are generally considered to be illiquid unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(a)(2) commercial paper” or is otherwise eligible for resale pursuant the Securities Act of 1933, as amended . The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investing in restricted securities, including securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, may decrease the liquidity of the Fund’s portfolio to the extent that qualified buyers become for a time uninterested in purchasing these restricted securities.

Short Selling of Securities. The Fund may engage in short selling of securities. In a short sale of securities, the Fund sells stock that it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends and/or interest, which accrues during the period that the short sale remains open. In order to borrow the security, the Fund may also have to pay a fee, which would increase the cost of selling a security short. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out, or the proceeds may be released to the Fund and invested in additional securities.

The Fund will incur a loss because of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Excluding any dividend and/or interest payments, the Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any dividends and/or interest the Fund may be required to pay in connection with the short sale.

In a short sale, the seller does not own the securities sold and is said to have a short position in those securities until the position is closed out. The Fund must deposit in a segregated account with the Fund’s custodial bank an amount of cash and/or liquid assets sufficient to cover the Fund’s short positions. While the short position is open, the Fund monitors daily the segregated account’s balance to ensure that it meets the relevant collateral requirements.

The Fund may also engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box”. The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

The SEC recently finalized new Rule 18f-4 under the 1940 Act, which provides for the regulation of registered investment companies’ use of derivatives and certain related instruments. Compliance with Rule 18f-4 to invest in derivatives and certain related instruments will not be required until approximately the middle of 2022. The new rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. The rule also requires funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule. As the Fund transitions into reliance on Rule 18f-4, the Fund’s approach to asset segregation and coverage requirements described in this SAI may be impacted.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies. If the Sub-Adviser believes a temporary defensive position is warranted in view of market conditions, the Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations, money market instruments or shares of money market mutual funds. Taking a temporary defensive position may prevent the Fund from achieving its investment objective.

Value and Growth Companies. The Fund may invest, directly or indirectly, in both value and growth stocks. Value stocks generally represent companies that have fallen out of favor in the marketplace and are considered bargain-priced compared with book value, replacement value, or liquidation value. Typically, value stocks are priced much lower than stocks of similar companies in the same industry. This lower price can be reflective of investor reaction to recent company problems, such as disappointing earnings, negative publicity, or legal problems, all of which may raise questions about the companies’ long-term prospects. Value stocks may also include stocks of new companies that have yet to be recognized by investors. The idea behind value investing is that stock prices of good companies will bounce back over time when the true value is recognized by other investors. But this recognition of value may take time to emerge and, in some cases, may never materialize. Growth stocks, on the other hand, generally represent companies that have demonstrated better-than-average gains in earnings in recent years and are expected to continue delivering high levels of profit growth. While earnings of some growth companies may be depressed during periods of slower economic growth, growth companies may potentially continue to achieve high earnings growth regardless of economic conditions. The risk in buying a growth stock include that its higher price could fall sharply on any negative news about the company, particularly if earnings disappoint the marketplace.

Warrants and Rights. The Fund may purchase, directly or indirectly, warrants and rights, or it may acquire ownership of such investments by virtue of its ownership of common stocks. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. The holders of warrants and rights have no voting rights, receive no dividends with respect to the equity interests underlying warrants or rights, and will have no rights with respect to the assets of the issuer, until the warrant or right is exercised. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment limitations that may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding voting securities of the Fund. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities. See the Prospectus for more information about the Fund’s investment objective and investment strategies, each of which are not fundamental and may be changed without shareholder approval.

Fundamental Restrictions. As a matter of fundamental policy:

1.	Borrowing Money. The Fund will not borrow money except as permitted under the 1940 Act. For example, subject to the restrictions of the 1940 Act the Fund may borrow money from banks to meet redemption requests or for extraordinary or emergency purposes.

2.	Senior Securities. The Fund will not issue senior securities, except as permitted by the 1940 Act, the rules, and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.	Underwriting. The Fund will not act as underwriter, except to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4.	Real Estate. The Fund will not directly purchase or sell real estate. This limitation is not applicable to investments in marketable securities, which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired because of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.	Commodities. The Fund will not purchase or sell commodities unless acquired because of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options, forward contracts, or futures contracts, including those relating to indices, or options on futures contracts or indices, or from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.	Loans. The Fund will not make loans to other persons, provided that the Fund may lend its portfolio securities in an amount up to 33⅓% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements and any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff shall not be deemed to be the making of a “loan”. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

7.	Concentration. The Fund will not invest more than 25% of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government (including its agencies and instrumentalities) or state or municipal governments (and their political subdivisions) or repurchase agreements with respect thereto, or investments in registered investment companies. If, however, the Fund invests in an investment company that concentrates its investment in a particular industry, the Fund will consider such investment to be issued by a member of the industry in which such investment company invests. In addition, if the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied.

With respect to the “fundamental” investment restrictions above, if a percentage limitation or standard is adhered to at the time of investment, a later increase or decrease in percentage or departure from the standard resulting from any change in value or net assets or other factors will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule and are monitored on an ongoing basis.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements standby commitments and trading practices which could be deemed to involve the issuance of a senior security, including options, futures and forward contracts, with appropriate earmarking or segregation of assets to cover such obligation.

The 1940 Act permits the Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days (excluding holidays and Sundays) or such longer period as the SEC may prescribe by rules and regulation, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

CALCULATION OF SHARE PRICE

The share price or NAV of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For purposes of computing the Fund’s NAV, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued based on their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the mean of the closing bid and ask prices on the NYSE or other primary exchange for that day. National Association of Securities Dealers Automated Quotations (“NASDAQ”) listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean of the most recently quoted bid and ask prices as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise at the mean of the most recently quoted bid and ask prices. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. Fixed-income securities are normally valued based on prices obtained from independent third-party pricing services approved by the Board, which are generally determined with consideration given to institutional bid and last sale prices and take into account security prices, yield, maturity, call features, ratings, institutional-sized trading in similar groups of securities and developments related to specific securities. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. Foreign securities are normally valued on the basis of fair valuation prices obtained from independent third-party pricing services approved by the Board, which are generally determined with consideration given to any change in price of the foreign security and any other developments related to the foreign security since the last sale price on the exchange on which such foreign security primarily traded and the close of regular trading on the NYSE. The methods used by independent pricing services and the quality of valuations so established are reviewed by the Adviser and the Administrator under the general supervision of the Board. To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act and not traded on an exchange, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered for sale on a continuous basis. Shares are sold and redeemed at their NAV, as next determined after receipt of the purchase or redemption order in proper form.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its assets.

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind”. Redemptions in kind will be made only under extraordinary circumstances and if the Fund deems it advisable for the benefit of its shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of liquid securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings that are readily marketable securities to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. If the Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities paid as redemption proceeds. In addition, when you sell these securities, you bear the risk that the securities have become less liquid and are difficult to sell. You also will be responsible for any taxes and brokerage charges associated with selling the securities.

SPECIAL SHAREHOLDER SERVICES

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund’s transfer agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth or the last business day of the month, or both. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Transfer of Registration. To transfer shares to another owner, send a written request to Blueprint Adaptive Growth Allocation Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) if it is for a new account, a completed account application, or if it is an existing account, the account number; (iv) Medallion signature guarantees (See the heading “How to Redeem Shares – Signature Guarantees” in the Prospectus); and (v) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

MANAGEMENT OF THE TRUST

Overall responsibility for management and supervision of the Fund and the Trust rests with the Board. The members of the Board (the “Trustees”) are elected by the Trust’s shareholders or the existing members of the Board as permitted under the 1940 Act and the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each Trustee serves for a term of indefinite duration until death, resignation, retirement, or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

The Trust will be managed by the Board in accordance with the laws of the State of Ohio governing business trusts. There are currently six Trustees, five of whom are not “interested persons”, as defined by the 1940 Act, of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustees and attendance at meetings of the Board. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

Attached in Appendix A is a list of the Trustees and executive officers of the Trust, their year of birth and address, their present position with the Trust, length of time served in their position, their principal occupation(s) during the past five years, and any other directorships held by the Trustees. Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are Independent Trustees are identified in the table.

Leadership Structure and Qualifications of Trustees

As noted above, the Board consists of six Trustees, five of whom are Independent Trustees. The Board is responsible for the oversight of the series, or funds, of the Trust. In addition to the Fund, the Trust has other series managed by other investment advisers. The Board has engaged various investment advisers to oversee the day-to-day management of the Trust’s series. The Board is responsible for overseeing these investment advisers and the Trust’s other service providers in the operations of the Trust in accordance with the 1940 Act, other applicable federal and state laws, and the Declaration of Trust.

The Board meets at least four times throughout the year. The Board generally meets in person, but may meet by telephone or videoconference as permitted by the 1940 Act. In addition, the Trustees may meet in person or by telephone or videoconference at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management.

Board Leadership. The Board is led by its Chairperson, Ms. Janine L. Cohen, who is also an Independent Trustee. The Chairperson generally presides at all Board Meetings, facilitates communication and coordination between the Trustees and management, and reviews meeting agendas for the Board and the information provided by management to the Trustees. The Chairperson works closely with Trust counsel and counsel to the Independent Trustees and is also assisted by the Trust’s President, who, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers.

The Board believes that its leadership structure, including having an Independent Trustee serve as Chairperson and five out of six Trustees as Independent Trustees, is appropriate and in the best interests of the Trust. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committees. The Board has established the following standing committees:

Audit Committee (formerly known as the Committee of Independent Trustees): The principal functions of the Audit Committee are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act; and (iv) to act as a proxy voting committee if called upon under the Trust’s Proxy Voting Policies and Procedures when a matter with respect to which a series of the Trust is entitled to vote presents a conflict between the interest of the series’ shareholders, on the one hand, and those of the series’ investment manager on the other hand. Messrs. David M. Deptula, Clifford N. Schireson, and Robert E. Morrison and Mses. Janine L. Cohen and Jacqueline A. Williams are the members of the Audit Committee. Mr. Deptula is the Chairperson of the Audit Committee and presides at its meetings. The Audit Committee met four times during the Fund’s prior fiscal period ended February 28, 2021.

Nominations and Governance Committee (the “Governance Committee” formerly known as the Nominating Committee): The Governance Committee nominates and selects persons to serve as members of the Board, including Independent Trustees and “interested” Trustees and assists in reviewing the Trust’s governance practices and standards. In selecting and nominating persons to serve as Independent Trustees, the Governance Committee will not consider nominees recommended by shareholders of the Trust unless required by law. Messrs. Deptula, Schireson, and Morrison and Mses. Cohen and Williams are the members of the Governance Committee. Mr. Morrison is the Chairperson of the Governance Committee and presides at its meetings. The Governance Committee met once during the Fund’s prior fiscal period ended February 28, 2021.

Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes, and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Governance Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance Committee believes contribute to the oversight of the Trust’s affairs. The Board has concluded, based on the recommendation of the Governance Committee, that each Trustee’s experience, qualifications, attributes, or skills on both an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, Sub-Adviser other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

In addition to the Trustee qualifications listed above, each of the Trustees has additional Trustee qualifications including, among other things, the experience identified in the “Trustees and Executive Officers” table included in Appendix A and as follows:

Interested Trustee

David R. Carson is Senior Vice President, Client Strategies for Ultimus Fund Solutions, LLC (“Ultimus”). Mr. Carson is also a Trustee of Unified Series Trust. Mr. Carson served as President of the Trust from 2013 until January 2021, and serves as President of the Centaur Mutual Funds Trust from 2018 to present. Prior to joining Ultimus in 2013, Mr. Carson served as the Chief Operations and Compliance Officer for The Huntington Funds from 2005 until 2013, for The Flex-Funds from 2006 until 2011, for Meeder Financial from 2007 until 2011, for Huntington Strategy Shares from 2012 until 2013, and for Huntington Asset Advisors during 2013. Mr. Carson also served as Vice President of Huntington National Bank from 2001 until 2013. Mr. Carson holds a B.A. in English from Kenyon College in Gambier, Ohio. Dave was Co-Founder and Director of Advancing Fund Governance, organized for those charged with fund governance to help members best serve shareholders and stakeholders. He is an active member of the Investment Company Institute (ICI) and served as board chair of the Cincinnati Shakespeare Festival. Mr. Carson has been a Trustee since January 2021.

Independent Trustees

David M. Deptula has served as Vice President of Legal and Special Projects for Dayton Freight Lines, Inc. since February 1, 2016. Prior to that position, Mr. Deptula was Vice President of Tax Treasury for Standard Register, Inc. (a company that provides solutions for companies to manage their critical communications, previously The Standard Register Company) since November 2011. (Standard Register, Inc., a newly formed subsidiary of Taylor Corporation, purchased assets of The Standard Register Company on July 31, 2015.) Prior to joining Standard Register, Mr. Deptula was a Tax Partner at Deloitte Tax LLP (“Deloitte”). Mr. Deptula joined Deloitte in 1984 and remained with Deloitte until October of 2011. During his tenure at Deloitte, he was actively involved in providing tax accounting services to open-end mutual funds and other financial services companies. Mr. Deptula holds a B.S. in Accounting from Wright State University and a Juris Doctor from University of Toledo. He is also a Certified Public Accountant. Mr. Deptula has been a Trustee since June 2012.

Janine L. Cohen, retired, was an executive at AER Advisors, Inc. (“AER”) from 2004 through her retirement in 2013. Ms. Cohen served as the Chief Financial Officer (“CFO”) from 2004 to 2013 and Chief Compliance Officer (“CCO”) from 2008 to 2013 at AER. During her tenure at AER, she was actively involved in developing financial forecasts, business plans, and SEC registrations. Prior to those roles at AER, Ms. Cohen was a Senior Vice President at State Street Bank. Ms. Cohen has over 30 years of experience in the financial services industry. She holds a B.S. in Accounting and Math from the University of Minnesota and is a Certified Public Accountant. Ms. Cohen has been the Chairperson since October 2019 and a Trustee since January 2016.

Jacqueline A. Williams has served as the Managing Member of Custom Strategies Consulting, LLC since 2017, where she provides consulting services to investment managers. Prior to that, she served as a Managing Director of Global Investment Research for Cambridge Associates, LLC since 2005. Earlier in her career, Ms. Williams served as a Principal at Equinox Capital Management, LLC where she was chairperson of the stock selection committee and the firm’s financial services analyst. Ms. Williams also served as an Investment Analyst at IBJ Schroder Bank & Trust Company where she monitored U.S. financial services stocks. Ms. Williams has over 25 years of experience in the investment management industry. Ms. Williams earned an A.B. in Religion from Duke University and a Ph.D. in Religious Studies from Yale University. She has been a Chartered Financial Analyst charter holder since 1990. Ms. Williams has been a Trustee since June 2019.

Clifford N. Schireson, retired, was founder of Schireson Consulting, LLC, which he launched in 2017 . Prior to that, Mr. Schireson was Director of Institutional Services at Brandes Investment Partners, LP, an investment advisory firm, where he was a member of the fixed-income investment committee. From 1998 to 2004, he was a Managing Director at Weiss, Peck & Greer LLC specializing in fixed-income products for both taxable and municipal strategies for institutional clients. Mr. Schireson has over 20 years of experience in the investment management industry. Mr. Schireson holds an A.B. in Economics from Stanford University and an M.B.A. from Harvard Business School. Mr. Schireson has been a Trustee since June 2019.

Robert E. Morrison serves as a Senior Vice President at Huntington Private Bank, where he has worked since 2014. From 2006 to 2014, he served as the CEO, President and Chief Investment Officer of 5 Star Investment Management. Mr. Morrison has a B.S. in Forestry Management from Auburn University and is a graduate of the Personal Financial Planning program of Old Dominion University. Mr. Morrison previously served on the Ultimus Managers Trust Board of Trustees as the Founding Chairman of the Trust in 2012. Mr. Morrison retired from the Board in 2014 as a result of a business conflict that no longer exists. Mr. Morrison has over 32 years of financial services experience, focusing on asset management and wealth management. Mr. Morrison has been a Trustee since June 2019.

References above to the qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Risk Oversight. The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Fund, the Board oversees risk through various regular board and committee activities. The Board, directly or through its committees, reviews reports from, among others, the Adviser, the Sub-Adviser, the Trust’s CCO, the Trust’s independent registered public accounting firm, and outside legal counsel, regarding risks faced by the Fund and the risk management programs of the Adviser and Sub-Adviser, with respect to the Fund’s investments and trading activities, and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Sub-Adviser, for the Fund’s investment and trading activities, and other service providers to the Fund. Although the risk management policies of the Sub-Adviser and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Fund can be identified, eliminated, or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board or the Sub-Adviser or other service providers. The Independent Trustees meet separately with the Trust’s CCO at least annually, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual written report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the Trust’s CCO to address matters arising between regular meetings.

The Board also receives quarterly reports from the Sub-Adviser on the investments and securities trading of the Fund, including its investment performance, as well as reports regarding the valuation of the Fund’s securities. The Board also receives quarterly reports from the Fund’s administrator (the “Administrator”), transfer agent (the “Transfer Agent”) and Distributor on regular quarterly items and, where appropriate and as needed, on specific issues. In addition, in its annual review of the Fund’s investment advisory agreement (“Advisory Agreement”) and sub-advisory agreement (“Sub-Advisory Agreement”), each dated March 31, 2020, the Board reviews information provided by each of the Adviser and Sub-Adviser relating to its operational capabilities, financial condition, and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2020.

Dollar Range of Shares owned by Trustee in
Name of Trustee	the Fund*	All Funds in the Trust
Interested Trustee
David R. Carson*	None	$10,001 - $50,000
Independent Trustees
David M. Deptula	None	None
Janine L. Cohen	None	$50,001 - $100,000
Jacqueline A. Williams	None	None
Clifford N. Schireson	None	None
Robert E. Morrison	None	None

*	Mr. Carson’s term as Trustee commenced on January 22, 2021.

Ownership In Fund Affiliates. As December 31, 2020, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Sub-Adviser, the Distributor or any affiliate of the Adviser or the Distributor.

Trustee Compensation. No director, officer, or employee of the Adviser, Sub-Adviser or the Distributor receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Prior to October 20, 2021, each Independent Trustee received a $500 per meeting fee and a $1,300 annual retainer for each series of the Trust, except the Chairperson of the Board, who received a $1,500 annual retainer for serving as the Chairperson. After October 20, 2021, each Independent Trustee receives a $550 per meeting fee and a $1,300 annual retainer for each series of the Trust, except the Chairperson of the Board who receives a $1,700 annual retainer for serving as Chairperson. The Trust reimburses each Trustee and officer for his or her travel and other expenses incurred in attending meetings. The following table provides the estimated amount of compensation payable to each Trustee during the Fund’s fiscal year of operations ending February 28, 2022:

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds Within the Trust
Interested Trustee
David R. Carson*	None	None	None	None
Independent Trustees
David M. Deptula	$3,350	None	None	$68,525
Janine L. Cohen	$3,600	None	None	$73,475
Jacqueline A. Williams	$3,350	None	None	$68,525
Clifford N. Schireson	$3,350	None	None	$68,525
Robert E. Morrison	$3,350	None	None	$68,525

*	Mr. Carson’s term as Trustee commenced on January 22, 2021.

Principal Holders of Voting Securities. As of December 21, 2021, the Trustees and officers of the Trust as a group owned beneficially owned (i.e., had direct or indirect voting or investment power) less than 1% of the then outstanding shares of the Fund. On the same date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund:

Name and Address of Record Owner	Percentage Ownership
TD AMERITRADE INC /FBO OUR CLIENTS P O BOX 2226 OMAHA, NE 68103-2226	83.73%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO, CA 92121	8.49%
NATIONAL FINANCIAL SERVICES, LLC/FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	6.02%

A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than the vote of other shareholders.

INVESTMENT ADVISERS

Blueprint Fund Management, LLC, located at 1250 Revolution Mill Drive, Suite 150, Greensboro, NC 27405, serves as the investment adviser to the Fund pursuant to the Advisory Agreement dated March 31, 2020. The Adviser was organized in 2019 to provide investment advisory services to the Fund. The Adviser is owned primarily by Blueprint Partners Fund, LLC. Blueprint Partners Fund, LLC is controlled by Thomas Mayes, Brandon Langley, and Jonathan Robinson. Subject to the Fund’s investment objective and policies approved by the Board, the Adviser is responsible for providing the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. The Adviser may also provide investment advisory services to separate accounts.

The Advisory Agreement is effective for an initial two-year period and will be renewed for periods of one year only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees. The Investment Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement provides that it will terminate automatically in the event of its “assignment”, as such term is defined in the 1940 Act.

Under the advisory agreement, for its services, the Fund pays the Adviser a monthly investment advisory fee (the “Management Fee”) computed at the annual rate of 0.95% of its average daily net assets. Under an expense limitation agreement (the “Expense Limitation Agreement”), the Adviser has agreed to reduce its Management Fees and to pay Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs; taxes; borrowing costs such as interest and dividend expenses on securities sold short; interest; Acquired Fund Fees and Expenses; costs to organize the Fund; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund’s business) to 1.25% of the average daily net assets of the Fund’s Institutional Class shares, and 1.50% of the Fund’s Investor Class shares. Any such Management Fee reductions by the Adviser or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund for a period of three years after the date on which such fees and expenses were incurred, provided that the repayment does not cause the Fund’s Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred.

The following table provides the compensation paid to the Adviser by the Fund and Management Fee reductions and expense reimbursements made by the Adviser during the fiscal years/periods indicated:

Fiscal Period/Year Ended February 28,	Management Fees Accrued	Management Fee Reductions	Expense Reimbursements	Net Advisory Fees Received by Adviser
2021	$199,292	$100,204	$41,637	$57,451

Investment Sub-Adviser

Blueprint Investment Partners LLC (“BIP”), located at 1250 Revolution Mill Drive, Suite 150, Greensboro, North Carolina 27405 serves as the Fund’s Sub-Adviser pursuant to a Sub-Advisory Agreement dated March 31, 2020. The Sub-Adviser was organized in 2013 and provides services to institutional clients and other investment advisers. BIP is owned by primarily by Jonathan Robinson and Scott Langley. For its services, the Adviser pays the Sub-Adviser an investment sub-advisory fee computed at the annual rate of 0.20% of the Fund’s average daily net assets.

The Sub-Adviser has also agreed, under an expense limitation agreement between it and the Adviser, to waive its sub-advisory fee, up to its maximum allowable sub-advisory fee, in order to limit the Fund’s expenses in conjunction with the Adviser’s Expense Limitation Agreement. For its services, the Adviser (not the Fund) pays the Sub-Adviser an investment sub-advisory fee computed at the annual rate of 0.20% of the Fund’s average daily net assets.

Portfolio Managers

The Fund is managed by Jon Robinson and Brandon Langley (the “Portfolio Managers”), who are responsible for the day-to-day implementation of investment strategies for the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in such other accounts as of February 28, 2021.

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (million)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance (million)
Jon Robinson	Registered Investment Companies	1,009	$242m	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Brandon Langley	Registered Investment Companies	1,009	$242m	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interest

The Portfolio Managers serve as portfolio manager for the Fund and provide investment advice to other accounts (“Other Accounts”). The Portfolio Managers’ management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the Other Accounts, on the other. A potential conflict of interest may arise when a particular investment may be suitable for both, the Fund and the Other Accounts, whereby the Portfolio Managers could favor one account over another. However, the Sub-Adviser has established policies and procedures to ensure that such investments will be allocated between the Fund and the Other Accounts pro rata based on the assets under management or in some other manner determined to be fair and equitable.

Another potential conflict could include the Sub-Adviser rendering investment management services to qualified clients for a performance-based fee. That fee could be an incentive for the Sub-Adviser to make riskier or more speculative investments than would be the case absent of a performance-based fee. The Sub-Adviser has established policies and procedures to ensure that any recommendations made are in the best interest of the clients regardless of the fee.

Compensation

The Portfolio Managers are not compensated directly by the Fund. Mr. Robinson and Mr. Langley each receive a fixed salary and, as managing members of the Adviser and Sub-Adviser, profits from each entity.

Ownership of Fund Shares

The table below shows the value of shares of the Fund beneficially owned by the Portfolio Managers of the Fund as of February 28, 2021 stated as one of the following ranges: None; $1–$10,000; $10,001–$50,000; $50,001–$100,000; $100,001–$500,000; $500,001–$1,000,000; or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Share of the Fund
Brandon Langley	$100,001–$500,000
Jon Robinson	$1–$10,000

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Board and in accordance with the Fund’s investment objective, policies and restrictions, which securities are to be purchased and sold by the Fund and which brokers are eligible to execute the Fund’s portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the OTC market are generally principal transactions with dealers. With respect to the OTC market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment consistent with its obligation to seek best execution and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Other factors that may be considered include, but are not limited to, reputation, financial strength and stability, creditworthiness, efficiency of execution and error resolution, the actual executed price and the commission, research (including economic forecasts, fundamental and technical advice on securities, valuation advice on market analysis); custodial and other services provided for the enhancement of the Adviser’s portfolio management capabilities; the size and type of the transaction; the difficulty of execution and the ability to handle difficult trades; and the operational facilities of the brokers and/or dealers involved (including back office efficiency). Subject to these considerations, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund. In selecting a broker-dealer to execute transactions (or a series of transactions) and determining the reasonableness of the broker-dealer’s compensation, the Adviser need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost for the reasons discussed above.

Consistent with the foregoing, under Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

Subject to the requirements of the 1940 Act and procedures adopted by the Board, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Trust’s principal underwriter.

The table below shows the brokerage commissions the Fund paid during the last three fiscal years/periods*:

Fiscal Period Ended February 28,	Brokerage Commissions
2021	$40

*	Because the Fund commenced operations in 2020, the Fund did not pay any brokerage commissions prior to this fiscal period.

THE DISTRIBUTOR

The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus.

By its terms, the Distribution Agreement is effective for an initial term of two years and will continue in effect year-to-year thereafter so long as such renewal and continuance is approved at least annually by (1) the Board or (2) a vote of the majority of the Fund’s outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Trust or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. Under the Distribution Agreement, the Distributor is paid $6,000 per annum for its services by the Fund and/or the Adviser.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the administrator (the “Administrator”), a fund accountant (the “Fund Accountant”) and transfer agent (the “Transfer Agent”) to the Fund pursuant to a Master Services Agreement (the “Master Services Agreement”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Master Services Agreement, Ultimus may delegate all or any part of its responsibilities thereunder):

●	prepare and assemble reports required to be sent to the Fund’s shareholders and arrange for the printing and dissemination of such reports;

●	assemble reports required to be filed with the SEC and file such completed reports with the SEC;

●	file the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

●	assist and advise the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

●	make such reports and recommendations to the Board upon its reasonable requests.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant, and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Master Services Agreement.

The Master Services Agreement between the Trust, on behalf of the Fund, and Ultimus, unless otherwise terminated as provided in the Master Services Agreement, is renewed automatically for successive one-year periods.

The Master Services Agreement provides that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Master Services Agreement relates, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

During the fiscal years/periods listed below, Ultimus received the following fees from the Fund for its services as Administrator, Fund Accountant, and Transfer Agent:

Fiscal Year/Period Ended February 28,	Administration	Fund Accounting	Transfer Agent
2021	$27,548	$29,617	$13,500

Custodian

U.S. Bank, N.A., (the “Custodian”), located at 425 Walnut Street, Cincinnati, Ohio 45202,serves as custodian to the Fund pursuant to a Custody Agreement. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. The Custodian is successor by assignment to MUFG Union Bank, N.A., which was the previous custodian for the Fund.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Fund and audits the annual financial statements of the Fund and assists in preparing the Fund’s federal, state, and excise tax returns for the fiscal year ending February 2022.

Legal Counsel

Kilpatrick Townsend & Stockton LLP, located at 4208 Six Forks Road, Suite 1400, Raleigh, North Carolina 27609, serves as legal counsel to the Trust and the Trust’s Independent Trustees.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, the Fund pays Ultimus a base fee, plus an asset-based fee computed as a function of the average net assets of the Fund. In addition, the Fund reimburses Ultimus for its reasonable out-of-pocket expenses relating to these compliance services.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for its Investor Class of shares. See the section entitled “Distribution Plan” in the Prospectus for additional information on the specifics of the Plan. As required by Rule 12b-1, the Plan was approved by the Board and separately by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan. The Plan provides that the Trust’s Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures. The Board will take into account the expenditures for purposes of reviewing operation of the Plan and in connection with their annual consideration of the renewal of the Plan.

Under the Plan, the Fund on behalf of the Investor Class shares, may annually expend up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares to pay for any activity primarily intended to result in the sale of those shares and the servicing of shareholder accounts, provided that the Board has approved the category of expenses for which payment is being made. In connection therewith, the Investor Class shares of the Fund may pay up to 0.25% of its average daily net assets to the Distributor, as compensation for services or other activities that are primarily intended to result in the sale of shares. Under the Plan, the Distributor will only be reimbursed for such expenses actually incurred. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of the Investor Class shares attributable to them. The Fund does not participate in any joint distribution activities with other investment companies.

The Plan provides potential benefits to the Fund including, without limitation, improved shareholder services and savings in certain operating expenses. The Plan is also expected to benefit shareholders by providing funds for selling arrangements to assist the Fund to reach and maintain sufficient size to efficiently implement its principal investment strategies and to achieve economies of scale in the Fund’s service provider relationships.

The amount of distribution and service fees incurred by the Fund under the Plan during the last fiscal year/period is listed below:

Fiscal year/period ended February 28,	Total Distribution and Service Fees	Compensation to Broker-Dealers	Compensation to Distributor	Other Registered Rep Related Fees	Advertising	Printing of Prospectuses for Non- Shareholders
2021	$40	$40	$0	$0	$0	$0

GENERAL INFORMATION

Other Payments by the Fund. The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees the Fund may pay to financial intermediaries pursuant to the Plan.

Other Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, their service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates, in their discretion, may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on February 28, 2012. The Declaration of Trust authorizes the Board to divide shares into series, each series relating to a separate portfolio of investments, and to further divide shares of a series into separate classes. The shares of the Fund are currently divided into two classes, the Investor Class shares and the Institutional Class shares, which are described in the Prospectus. Additional classes of shares may be created at any time. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable. Subject to the Declaration of Trust, determinations by the Board as to the allocation of liabilities, and the allocable portion of any general assets, with respect to the Fund and each class of the Fund are conclusive.

Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

Trustee Liability

The Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of their duties to the Trust and its holders of beneficial interest. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Trust Liability

Under Ohio law, liabilities of the Trust to third persons, including the liabilities of any series, extend to the whole of the trust estate to the extent necessary to discharge such liabilities. However, the Declaration of Trust contains provisions intended to limit the liabilities of each series to the applicable series and the Trustees and officers of the Trust intend that notice of such limitation be given in each contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. There is no guarantee that the foregoing steps will prove effective or that the Trust will be successful in preventing the assets of one series from being available to creditors of another series.

Code of Ethics

The Trust, the Adviser, the Sub-Adviser, and the Distributor have each adopted a code of ethics (each a “COE” and collectively, the “COEs”) that is designed to prevent their respective personnel of the Trust, the Adviser, the Sub-Adviser, and the Distributor subject to the COEs from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the COEs). These COEs permit personnel subject to the COEs to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities that compete with or attempt to take advantage of the Fund’s planned portfolio transactions. Each of these parties monitors compliance with its respective COE.

Anti-Money Laundering Program

The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds’ service providers are also responsible for monitoring aspects of the AML program. The AML program is subject to the continuing oversight of the Board.

Proxy Voting Policies and Procedures

The Trust, the Adviser, and the Sub-Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust, the Adviser, and the Sub-Adviser are attached to this SAI as Appendix B and Appendix C, and Appendix D, respectively. No later than August 31 of each year, information regarding how the Fund voted proxies relating to portfolio securities during the prior twelve-month period ended June 30th is available without charge upon request by calling 1-866-983-4525, or on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board has adopted policies with respect to the disclosure of a Fund’s portfolio holdings. These policies generally prohibit the disclosure of information about a Fund’s portfolio to third parties prior to (i) the filing of the information with the Securities and Exchange Commission (the “SEC”) in a required filing, or (ii) the day after the information is posted to the Fund’s website. Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund is also required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of the end of the first and third fiscal quarters. Each Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.

As described below, the policies allow for disclosure of non-public portfolio information to third parties if the following criteria are met, as determined by the Trust’s Chief Compliance Officer (the “CCO”): (1) there is a legitimate business purpose for the disclosure; (2) the party receiving the portfolio holdings information is subject to a one or more Conditions of Confidentiality (as defined below); and (3) disclosure is consistent with the antifraud provisions of the federal securities laws and, with respect to disclosure made or directed to be made by the Adviser, the Adviser’s fiduciary duties. “Conditions of Confidentiality” include (1) confidentiality clauses in written agreements, (2) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), or (3) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships).

Under the policies, the Trust, the Fund, the Adviser and any service provider to the Trust are prohibited from receiving compensation or other consideration in connection with disclosing information about a Fund’s portfolio to third parties.

Consistent with these policies, a Fund may include in marketing literature and other communications to shareholders or other parties a full schedule of portfolio holdings, top ten portfolio positions and certain other portfolio characteristics (such as sector or geographic weightings) that have already been made public through the Fund’s website or through an SEC filing, provided that, in the case of portfolio information made public solely through the Fund’s website, the information is disclosed no earlier than the day after the date of posting to the website.

Each Fund releases non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of the Fund. These service providers include the Adviser, Distributor, transfer agent, fund accounting agent, administrator and Custodian. Each Fund also periodically discloses portfolio holdings information on a confidential basis to other third parties that provide services to the Fund, such as the Fund’s auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For example, the information may be provided to a Fund’s auditors within days after the end of the Fund’s fiscal year in connection with the Fund’s annual audit, while the information may be given to legal counsel or prospective third-party service providers without any time lag.

Below is a table that lists the service provider that currently receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Ethical
Accountants	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of Semi-Annual and Annual Reports	No formal restrictions in place – typesetter or printer would not receive portfolio information until at least 30 days old
Broker/dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical
N-PORT and N-CEN Vendors	Monthly or Annually	Contractual and Ethical
Pricing and Liquidity Vendors	Daily	Contractual and Ethical

The Funds may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Funds. In these instances, information about a Fund’s portfolio would generally be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings and other portfolio characteristics available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Funds, the Adviser, a sub-adviser, nor any of their affiliates receive any portion of this fee.

Upon approval of the CCO, a Fund may also disclose portfolio information pursuant to regulatory request, court order or other legal proceeding.

Except as described above, a Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the CCO. The Adviser must submit any proposed arrangement pursuant to which it intends to disclose a Fund’s portfolio holdings to the CCO, who will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. To the extent that the disclosure of a Fund’s portfolio holdings information creates a conflict between the Fund, on the one hand, and the Fund’s adviser, principal underwriter, and any other affiliated person of the Funds, their investment adviser, or their principal underwriter on the other hand, the CCO shall determine how to resolve the conflict in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made.

To oversee the Disclosure Policy and the Fund Policy, the Trustees consider reports and recommendations by the CCO regarding the adequacy and implementation of the compliance programs of the Trust and its service procedures adopted pursuant to Rule 38a-1 under the 1940 Act. The Trustees reserve the right to amend the Disclosure Policy at any time without prior notice to shareholders in its sole discretion.

Other Expenses

In addition to the Management Fee and the Plan fees for the Investor Class of shares (if any), the Fund pays all expenses associated with the Fund not expressly assumed by the Adviser, including, without limitation, the fees and expenses of its independent registered public accounting firm and of its legal counsel; the fees of the Administrator, Distributor, and Transfer Agent; the costs of printing and mailing to shareholders Annual and Semi-Annual Reports, proxy statements, prospectuses, SAIs and supplements thereto; bank transaction charges and custody fees; any costs associated with shareholder meetings, including proxy solicitors’ fees and expenses; registration and filing fees; federal, state or local income or other taxes; interest; membership fees of the Investment Company Institute and similar organizations; fidelity bond and liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Benchmark Descriptions

The Fund compares its performance to standardized indices or other measurements of investment performance. Specifically, the Fund compares its performance to the Morningstar Global Allocation Index. The index measures the performance of a multi-asset class portfolio of global equities, global bonds and cash. This portfolio is held in a static allocation that is appropriate for investors who seek average exposure to global equity market risk and returns. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities, or currencies, and net income derived from an investment in a “qualified publicly traded partnership” as defined in section 851(h) of the Code (the “source-of-income test”). Any income derived by the Fund from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

The Fund may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year (the “asset diversification tests”). In general, at least 50% of the value of the Fund’s total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Treasury Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more qualified publicly traded partnerships.

The Fund intends to satisfy all of the requirements of the source-of-income test and the asset diversification tests on an ongoing basis for continued qualification as a regulated investment company.

If the Fund fails to meet either the asset diversification test with respect to a taxable quarter or the source-of-income test with respect to a taxable year, the Code provides several remedies, provided certain procedural requirements are met, which will allow the Fund to retain its status as a “regulated investment company.” There is a remedy for failure to satisfy the asset diversification tests, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. In addition, there is a remedy for a de minimis failure of the asset diversification tests which would require corrective action but no tax. In addition, the Code allows for the remedy of a failure of the source-of-income test, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Under current tax law, qualifying corporate dividends are taxable at long-term capital gains tax rates. The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2021, individual taxpayers with taxable incomes above $451,850 ($501,600 for married taxpayers filing jointly and $473,750 for heads of households) are subject to a 20% rate of tax on long-term capital gains and qualified dividends. For individual taxpayers with taxable incomes not in excess of $40,400 ($80,800 for married taxpayers filing jointly and $54,100 for heads of household), the long-term capital gains rate and rate on qualified dividends is 0%. All other taxpayers are subject to 15% rate of tax on long-term capital gains and qualified dividends. The above income thresholds are subject to an annual adjustment for inflation.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. The U.S. Department of the Treasury (“U.S. Treasury”) recently issued Proposed Regulations which provide that regulated investment companies that receive qualified REIT dividend income may designate such amounts as Section 199A dividends. Qualified REIT dividend income is the excess of qualified REIT dividends received by the regulated investment company over the amount of the regulated investment company’s deductions that are properly allocable to such income. If the Fund designates a dividend as a Section 199A distribution, it may be treated by shareholders as a qualified REIT dividend that is taxed as ordinary income and for non-corporate taxpayers eligible for the 20% deduction for “qualified business income” under Code section 199A. Generally, only non-corporate shareholders who have held their shares for more than 45 days during the 91-day period beginning on the date which is 45 days prior to the ex-dividend date for such dividend are eligible for such treatment.

Under newly issued final Treasury Regulations, regulated investment companies that receive business interest income may pass through its business interest income under Code section 163(j) as a “section 163(j) interest dividend.” A regulated investment company’s total section 163(j) interest dividend amount for a tax year is limited to the excess of the regulated investment company’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. The final Treasury Regulations provide that a registered investment company shareholder that receives a section 163(j) interest dividend may treat the dividend as interest income for purposes of section 163(j), subject to holding period requirements and other limitations.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Fund will designate (1) any distribution that constitutes a qualified dividend as qualified dividend income; (2) any tax-exempt distribution as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; (4) any dividend eligible for the corporate dividends received deduction; (5) any distribution that is comprised of qualified REIT dividend income as a Section 199A dividend; and (6) any distribution that constitutes excess Code section 163(j) interest income as a Section 163(j) interest dividend as such in a written notice provided to shareholders after the close of the Fund’s taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not Section 1256 contracts generally will be treated as ordinary income or loss.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Each year, shareholders will receive a statement detailing the tax status of any Fund distributions for that year.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). Such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for (i) the dividends-received deduction in the case of corporate shareholders or (ii) treatment as “qualified dividend income” in the case of noncorporate shareholders.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for Fund shares. An exchange of shares is treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage (currently 24%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the NAV of shares below the shareholder’s cost, and thus, in effect, result in a return of a part of the shareholder’s investment.

Withholding taxes may be imposed on certain types of payments made to “foreign financial institutions” (as specifically defined in the Code) and certain other non-U.S. entities (including financial intermediaries). A 30% withholding tax is imposed on “withholdable payments” to a foreign financial institution or to a foreign non-financial entity, unless (i) the foreign financial institution undertakes certain diligence and reporting obligations or (ii) the foreign non-financial entity either certifies it does not have any substantial U.S. owners or furnishes identifying information regarding each substantial U.S. owner.

For these purposes, a “withholdable payment” includes any U.S. source payments of interest, dividends, rents, compensation, and other fixed or determinable annual or periodical gains, profits and income. If the payee is a foreign financial institution, it must enter into an agreement with the U.S. Treasury requiring, among other things, that it undertake to identify accounts held by certain U.S. persons or U.S.-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to account holders whose actions prevent it from complying with these reporting and other requirements. Non-U.S. investors should consult their tax advisors regarding this legislation and the potential implications of this legislation on their particular circumstances.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal period ended February 28, 2021, including the Financial Highlights appearing in the Prospectus, are incorporated by reference and made a part hereof. You may request a copy of the Fund’s Annual and Semi-Annual Reports at no charge by calling the Fund at 1-866-983-4525 or by visiting the Fund’s website at www.blueprintmutualfunds.com.

APPENDIX A

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
David R. Carson*^ Year of Birth: 1958	Trustee Since 2021 Officer Since February 2012	Trustee (January 2021 to present) Vice President (January 2021 to present; and previously April 2013 to October 2013) President and Principal Executive Officer of each of its series (October 2013 to January 2021)	Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President of Unified Series Trust (January 2017 to present).	25	Interested Trustee of 21 series of the Unified Series Trust (a registered management company) (January 2017 to present).
Independent Trustees:
Janine L. Cohen^ Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	25	n/a
David M. Deptula^ Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since February 2016; Vice President of Tax Treasury at The Standard Register, Inc. from November 2011 to 2016.	25	n/a
Jacqueline A. Williams^ Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC.	25	n/a
Clifford N. Schireson^ Year of Birth: 1953	Since June 2019	Trustee	Retired; Founder of Schireson Consulting, LLC (2017 to 2021); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017).	25	Trustee of the San Diego City Employees’ Retirement System (August 2019 to present).
Robert E. Morrison^ Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014).	25	Independent Trustee and Chairman of the Ultimus Managers Trust (2012 to 2014).

*	Mr. Carson is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributor. Mr. Carson was President of the Trust from October 2013 to January 2021 and Vice President of the Trust from April 2013 to October 2013.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Todd E. Heim^ Year of Birth: 1967	Since 2014	President (January 2021 to present); Vice President (2014 to January 2021)	Relationship Management Director and Vice President of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager of Ultimus Managers Trust (2014 to 2018); Naval Flight Officer of United States Navy (May 1989 to June 2017).
Jennifer L. Leamer^ Year of Birth: 1976	Since 2014	Treasurer (2014 to present) Assistant Treasurer (April 2014 to October 2014)	Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present).
Daniel D. Bauer^ Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	Assistant Mutual Fund Controller (September 2015 to present); Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC.
Khimmara Greer^ Year of Birth: 1983	Since 2021	Secretary (October 2021 to present)	Vice President and Senior Legal Counsel of Ultimus Fund Solutions, LLC (2021 to present); Vice President, Asset Servicing – Regulatory Administration of The Bank of New York Mellon (2019 to 2021); Vice President and Counsel of State Street Bank and Trust Company (2015 to 2019); and Regulatory Advisor – Fund Regulatory Services of JPMorgan Chase Bank (2014 to 2015).
David K. James^ Year of Birth: 1970	Since 2021	Assistant Secretary (October 2021 to present) Secretary (July 2021 to October 2021)	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2009 to 2018).
Natalie S. Anderson^ Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC; Senior Paralegal of Unirush, LLC (October 2011 to January 2015).
Gweneth Gosselink^ Year of Birth:1955	Since January 2020	Chief Compliance Officer (January 2020 to present)	Senior Compliance Officer at Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Officer & CCO at Miles Capital, Inc. (June 2013 to December 2019).
Martin Dean^ Year of Birth: 1963	Since 2019	Assistant Chief Compliance Officer (January 2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (January 2016 to 2017)	Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC (January 2016 to present); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (July 2013 to December 2015).

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

APPENDIX B

ULTIMUS MANAGERS TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.	PURPOSE; DELEGATION

The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of Ultimus Managers Trust (the “Trust”). The Board of Trustees of the Trust (the “Board”) believes that each Fund’s Investment Adviser is in the best position to make individual voting decisions for such Fund. Therefore, subject to the oversight of the Board, each Fund’s Investment Adviser is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2.	DEFINITIONS

Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the investment advisers to each Fund (each, an “Investment Adviser”) as being responsible for supervising and implementing these Policies and Procedures.

3.	POLICY FOR VOTING PROXIES RELATED TO EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES.

Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.”

4.	POLICY FOR VOTING PROXIES RELATED TO OTHER PORTFOLIO SECURITIES

Fiduciary Considerations. Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

5.	CONFLICTS OF INTEREST

The Trust recognizes that under certain circumstances an Investment Adviser may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where an Investment Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring any conflict of interest of which they become aware to the attention of the proxy manager. With respect to securities other than ETFs or other investment companies, the Investment Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Investment Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Trust’s Committee of Independent Trustees (the “Committee”) and the Investment Adviser shall follow the instructions of the Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Committee on an annual basis.

6.	ROUTINE PROPOSALS

Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

7.	PROXY MANAGER APPROVAL

Votes on non-routine matters and votes against a management’s recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

8.	PROXY VOTING PROCEDURES

Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Investment Adviser shall maintain records regarding the voting of proxies under these Policies and Procedures.

9.	FORM N-PX

A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request and is also available on the SEC’s Website at www.sec.gov.

10.	INVESTMENT ADVISERS’ VOTING PROCEDURES

The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that an Investment Adviser’s policies and procedures are consistent with these Policies and Procedures, the Investment Adviser may implement them with respect to voting proxies on behalf of each Fund managed by such Investment Adviser. However, the provisions of paragraph 5 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Investment Adviser’s policies and procedures.

Securities Lending: If a Fund engages in securities lending, the proxy voting procedures of the Adviser of such Fund will include information on the recall of lent securities for voting purposes. More information can be found in the Securities Lending Procedures of the Trust.

APPENDIX C

Blueprint Fund Management, LLC

Proxy Voting Policy

Under Rule 206(4)-6 of the Act an investment adviser is prohibited from exercising voting authority with respect to client securities unless: (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, which procedures must include how the adviser addresses material conflicts of interest that may arise between the interest of the adviser and its clients; (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Proxy Voting Policies

Currently, the only client of Blueprint Fund Management, LLC (“Blueprint”) is the Blueprint Adaptive Growth Allocation Fund (the “Fund”). In accordance with the Sub-Advisory Agreement by and between Blueprint and Blueprint Investment Partners, LLC (the “Sub-Adviser”), the Sub-Adviser shall vote, or abstain from voting all proxies with respect to companies whose securities are held in the Fund in accordance with the Sub-Adviser’s then-current Proxy Voting Policies and Procedures for environmentally screened portfolios and provided that the relevant proxy materials have been forwarded to the Sub-Adviser in a timely manner by the Fund’s custodian. The Sub-Adviser’s Proxy Voting Policies and Procedures are herein incorporated by reference.

APPENDIX D

Blueprint Investment Partners LLC

Proxy Voting Policy

Rule 204-2 under the Advisers Act requires that investment advisers adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how the Adviser has actually voted their proxies. The Adviser has adopted these Proxy Voting Policies and Procedures to ensure that it satisfies its fiduciary obligations and requirements under applicable law.

The Adviser will not be responsible for voting the proxies related to securities held by any of the Portfolios or the Funds. However, the Adviser may be responsible for voting proxies related to securities held in other individual client accounts. In the event that the Adviser has accepted responsibility for voting proxies relating to securities held in individual client accounts, the Adviser and its Employees are required to comply with the following policies and procedures:

General

When an individual client has delegated responsibility for voting proxies to the Adviser, the Adviser will evaluate and vote proxies in a manner consistent with the client’s best interests. This means that the Adviser votes in a manner which it determines maximizes shareholder value for all clients. Accordingly, the Adviser will vote all proxies from a specific issuer the same way for each individual client absent qualifying restrictions from a client.

Clients are permitted to place reasonable restrictions on the Adviser’s proxy voting authority. Further, there may be times when the Adviser determines that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting a proxy exceeds the expected benefit to the client.

Specific Guidelines

Each proxy vote is different, and Employees should evaluate each proxy in light of the best interests of the affected client(s). However, with respect to certain recurring proxy voting questions, it is expected that client interests generally will be best served by voting “FOR” management proposals, “AGAINST” shareholder proposals, and “ABSTAIN” on all other proposals.

Material Conflicts of Interest

These Proxy Voting Policies and Procedures are designed to ensure that individual client proxies are properly voted, material conflicts are avoided and fiduciary obligations are fulfilled. Certain conflicts of interest may arise. The CCO should be notified in the event such a conflict arises.

If the Adviser determines that a material conflict of interest exists in voting a proxy, then the Adviser will review the matter with the client, who will then together determine whether to direct the affected client to vote their proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust, dated July 12, 2021, is incorporated by reference to Exhibit (1) of Registrant’s initial Registration Statement on Form N-14, filed on August 10, 2021.

(b)	Bylaws, dated February 28, 2012, is incorporated by reference to Exhibit (b) of Registrant’s initial Registration Statement on Form N-1A, filed on March 23, 2012.

(c)	Instruments Defining Rights of Security Holders are incorporated by reference to Exhibit (a) of Registrant’s initial Registration Statement on Form N-1A, filed on March 23, 2012.

(d)(1)(i)	Investment Advisory Agreement with Lyrical Asset Management LP, dated January 22, 2013, for Lyrical U.S. Value Equity Fund is incorporated by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 5 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 1, 2013.

(d)(1)(ii)	Amended Schedule A, to the Investment Advisory Agreement with Lyrical Asset Management, LP, for the Lyrical U.S. Value Fund, the Lyrical International Value Equity Fund, and the US Value ETF (the “Lyrical Funds”) is incorporated by reference to Exhibit (d)(1)(ii) of Post-Effective Amendment No. 195 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 2, 2021.

(d)(2)	Investment Advisory Agreement with Wavelength Capital Management, LLC, dated October 29, 2018, for Wavelength Interest Rate Neutral Fund is incorporated by reference to Exhibit (d)(4)(ii) of Post-Effective Amendment No. 128 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 28, 2018.

(d)(3)	Investment Advisory Agreement with Edge Capital Group, LLC, dated October 29, 2018, for Blue Current Global Dividend Fund is incorporated by reference to Exhibit (d)(5)(ii) of Post-Effective Amendment No. 128 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 28, 2018.

(d)(4)(A)	Investment Advisory Agreement with Marshfield Associates, Inc., dated December 27, 2015, for Marshfield Concentrated Opportunity Fund, is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 61 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 24, 2015.

(d)(4)(B)	Amended Schedule A to the Investment Advisory Agreement with Marshfield Associates, Inc., dated July 28, 2016, is incorporated by reference to Exhibit (d)(13)(B) of Post-Effective Amendment No. 108 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2017.

(d)(5)	Investment Advisory Agreement with Hudson Valley Investment Advisors, Inc. for HVIA Equity Fund is incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 86 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 20, 2016.

(d)(6)	Investment Advisory Agreement with Edgemoor Investment Advisors, Inc., dated January 27, 2017, for the Meehan Focus Fund, is incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 106 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 22, 2017.

(d)(7)	Investment Advisory Agreement with Kempner Capital Management, Inc., dated April 14, 2017, for the Kempner Multi-Cap Deep Value Fund is incorporated by reference to Exhibit (d)(19) of Post-Effective Amendment No. 99 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 6, 2017.

(d)(8)	Investment Advisory Agreement with Adler Asset Management, LLC is incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(d)(9)	Investment Advisory Agreement with Karner Blue Capital, LLC, for the Karner Blue Biodiversity Impact Fund, is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 143 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2019.

(d)(10)	Investment Advisory Agreement with Q3 Asset Management Corporation, dated December 1, 2019, for the Q3 All-Weather Sector Rotation Fund and Q3 All-Weather Tactical Fund (the “Q3 Funds”), is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 153 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2020.

(d)(11)(i)	Investment Advisory Agreement with Blueprint Fund Management LLC, for the Blueprint Adaptive Growth Allocation Fund (formerly the “Blueprint Growth Fund”)(the “Blueprint Fund”), is incorporated by reference to Exhibit (d)(15)(i) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(d)(11)(ii)	Investment Sub-Advisory Agreement with Blueprint Investment Partners LLC, for the Blueprint Fund, is incorporated by reference to Exhibit (d)(15)(ii) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(d)(12)	Investment Advisory Agreement with Evolutionary Tree Capital Management LLC is incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 166 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 10, 2020.

(d)(13)	Investment Advisory Agreement for the Left Brain Compound Growth Fund with Left Brain Wealth Management, LLC is incorporated by reference to Exhibit (d)(13) of Post-Effect Amendment No. 179 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on April 27, 2021.

(d)(14)

Investment Advisory Agreement for the Westwood Alternative Income Fund, Westwood High Income Fund, Westwood Income Opportunity Fund, Westwood Quality AllCap Fund, Westwood Quality SMidCap Fund, Westwood Quality SmallCap Fund, Westwood Quality Value Fund and Westwood SmallCap Growth Fund, Westwood Total Return Fund and Westwood Quality MidCap Fund (collectively, the “Westwood Funds”) with Westwood Management Corporation is incorporated by reference to Exhibit (6) of Registrant’s Registration Statement on Form N-14, filed on August 10, 2021.

(e)(1)(A)(i)	Distribution Agreement with Ultimus Fund Distributors, LLC, dated February 1, 2019, is incorporated by reference to Exhibit (e)(1)(A) of Post-Effective Amendment No. 132 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2019.

(e)(1)(A)(ii)	Amended Schedule A to the Distribution Agreement, for the Westwood Funds, is incorporated by reference to Exhibit (7)(ii) of Registrant’s Registration Statement on Form N-14, filed on August 10, 2021.

(f)	None

(g)(1)(A)	Custody Agreement with U.S. Bank, dated June 5, 2012, is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 2 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 11, 2012.

(g)(1)(B)	Third Amendment, dated December 31, 2012, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Lyrical U.S. Value Equity Fund is incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 5 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 1, 2013.

(g)(1)(C)	Fifth Amendment, dated September 11, 2013, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Wavelength Interest Rate Neutral Fund, is incorporated by reference to Exhibit (g)(v) of Post-Effective Amendment No. 13 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2013.

(g)(1)(D)	Seventh Amendment, dated August 26, 2014, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Blue Current Global Dividend Fund, is incorporated by reference to Exhibit (g)(vii) of Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 15, 2014.

(g)(1)(E)	Tenth Amendment, dated April 6, 2015, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for the Wavelength Interest Rate Fund, is incorporated by reference to Exhibit (g)(1)(J) of Post-Effective Amendment No. 57 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 12, 2015.

(g)(1)(F)	Sixteenth Amendment to the Custody Agreement with U.S. Bank, dated May 24, 2017, for Meehan Focus Fund, is incorporated by reference to Exhibit (g)(1)(N) of Post-Effective Amendment No. 108 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2017.

(g)(1)(G)	Seventeenth Amendment to the Custody Agreement with U.S. Bank, dated December 3, 2019 for the Q3 Funds, is incorporated by reference to Exhibit (g)(1)(I) of Post-Effective Amendment No. 166 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 10, 2020.

(g)(1)(H)	Eighteenth Amendment to the Custody Agreement with U.S. Bank, dated August 20, 2020 for the Lyrical International Value Equity Fund, is incorporated by reference to Exhibit (g)(1)(J) of Post-Effective Amendment No. 166 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 10, 2020.

(g)(1)(I)	Nineteenth Amendment to the Custody Agreement with U.S. Bank, dated August 20, 2020 for the Evolutionary Tree Innovators Fund, is incorporated by reference to Exhibit (g)(1)(I) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(g)(1)(J)

Twentieth Amendment to the Custody Agreement with U.S. Bank, dated July 27, 2021 for the Westwood Funds is incorporated by reference to Exhibit (9) to the Registrant’s Registration Statement on Form N-14 (File No. 333-180308), filed on August 10, 2021.

(g)(2)(A)	Global Custody Agreement with MUFG Union Bank, N.A., dated July 21, 2015, is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 45 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), for Alambic Small Cap Value Fund, filed on August 19, 2015.

(g)(2)(B)	Amended Appendix D to the Global Custody Agreement with MUFG Union Bank, N.A., for the Karner Blue Biodiversity Impact Fund, is incorporated by reference to Exhibit (g)(2)(B) of Post-Effective Amendment No. 143 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2019.

(g)(2)(C)

Custody Agreement with Fifth Third Bank, National Association, dated March 23, 2021, is incorporated by reference to Exhibit (g)(2)(C) of Post-Effect Amendment No. 179 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on April 27, 2021.

(g)(2)(D)

Custody Agreement with Brown Brothers Harriman & Co. is incorporated by reference to Exhibit (g)(2)(D) of Post-Effective Amendment No. 195 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 2, 2021.

(h)(1)(A)(i)	Master Services Agreement with Ultimus Fund Solutions, LLC dated July 24, 2018, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(h)(1)(A)(ii)	Amended Schedule A to the Master Services Agreement is incorporated by reference to Exhibit (h)(1)(A)(ii) of Post-Effective Amendment No. 192 and 193 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on August 23, 2021 and August 24, 2021.

(h)(1)(B)	Fund Accounting Addendum, dated July 24, 2018 to the Master Services Agreement with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(A) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(h)(1)(C)	Amendment, dated January 23, 2019, to the Fund Administration Addendum, dated July 24, 2018 to the Master Services Agreement with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(B) of Post-Effective Amendment No. 132 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2019.

(h)(1)(D)	Transfer Agent and Shareholder Services Addendum, dated July 24, 2018 to the Master Services Agreement with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(C) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(h)(2)(A)(i)	Compliance Consulting Agreement with Ultimus Fund Solutions, LLC, dated June 5, 2012, is incorporated by reference to Exhibits (h)(xxiv) of Post-Effective Amendment No. 25 of Post-Effective Amendment No. 1 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on, June 29, 2012.

(h)(2)(A)(ii)	Amended Schedule A, to the Compliance Consulting Agreement with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibits (h)(2)(A)(ii) of Post-Effective Amendment No. 192 and 193 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on August 23 and 24, 2021.

(h)(3)(A)	Expense Limitation Agreement with Wavelength Capital Management, LLC, dated April 25, 2019, for Wavelength Interest Rate Neutral Fund, is incorporated by reference to Exhibit (h)(6)(A) of Post-Effective Amendment No. 137 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2019.

(h)(3)(B)(i)	Third Amended and Restated Expense Limitation Agreement with Lyrical Asset Management LP, dated January 22, 2020, for the Lyrical Funds, is incorporated by reference to Exhibit (h)(6)(B) of Post-Effective Amendment No. 153 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2020.

(h)(3)(B)(ii)	Amended Schedule A to the Third Amended and Restated Expense Limitation Agreement with Lyrical Asset Management LP, for the Lyrical Funds, is incorporated by reference to Exhibit (h)(3)(B)(ii) of Post-Effective Amendment No. 195 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 2, 2021.

(h)(3)(C)	Amended and Restated Expense Limitation Agreement with Edge Capital Group, LLC, dated December 17, 2019, for Blue Current Global Dividend Fund is incorporated by reference to Exhibit (h)(6)(C) of Post-Effective Amendment No. 151 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on January 16, 2020.

(h)(3)(D)	Second Amended and Restated Expense Limitation Agreement with Marshfield Associates, Inc., dated November 1, 2018, for Marshfield Concentrated Opportunity Fund, is incorporated by reference to Exhibit (h)(6)(I) of Post-Effective Amendment No. 128 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 28, 2018.

(h)(3)(E)	Amended and Restated Expense Limitation Agreement with Hudson Valley Investment Advisors, Inc., dated August 1, 2018, for HVIA Equity Fund, is incorporated by reference to Exhibit (h)(6)(L) of Post-Effective Amendment No. 126 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 28, 2018.

(h)(3)(F)	Second Amended and Restated Expense Limitation Agreement with Edgemoor Investment Advisors, Inc., dated November 01, 2018, for Meehan Fund, is incorporated by reference to Exhibit (h)(6)(M) of Post-Effective Amendment No. 132 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2019.

(h)(3)(G)	Amended and Restated Expense Limitation Agreement with Kempner Capital Management, Inc., dated November 1, 2018, for Kempner Multi-Cap Deep Value Fund is incorporated by reference to Exhibit (h)(6)(N) of Post-Effective Amendment No. 128 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 28, 2018.

(h)(3)(H)	Expense Limitation Agreement with Adler Asset Management, LLC is incorporated by reference to Exhibit (h)(6)(P) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(h)(3)(I)	Expense Limitation Agreement with Karner Blue Capital, LLC, for the Karner Blue Biodiversity Impact Fund, is incorporated by reference to Exhibit (h)(6)(O) of Post-Effective Amendment No. 143 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2019.

(h)(3)(J)(i)	Expense Limitation Agreement with Q3 Asset Management Corporation, dated December 1, 2019, for the Q3 Funds is incorporated by reference to Exhibit (h)(6)(N) of Post-Effective Amendment No. 153 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2020.

(h)(3)(J)(ii)

Amended Schedule A to the Expense Limitation Agreement with Q3 Asset Management Corporation, dated January 22, 2021, for the Q3 Funds, is incorporated by reference to Exhibit (h)(3)(K)(ii) of Post-Effective Amendment No. 173 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 26, 2021.

(h)(3)(K)	Expense Limitation Agreement with Blueprint Fund Management LLC, for the Blueprint Fund is incorporated by reference to Exhibit (h)(6)(O) of Post-Effective Amendment No. 157 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 31, 2020.

(h)(3)(L)	Expense Limitation Agreement with Evolutionary Tree Capital Management LLC is incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 166 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 10, 2020.

(h)(3)(M)	Expense Limitation Agreement with Left Brain Wealth Management, LLC is incorporated by reference to Exhibit (h)(3)(M) of Post-Effect Amendment No. 179 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on April 27, 2021.

(h)(3)(N)

Expense Limitation Agreement with Westwood Management Corporation is incorporated by reference to Exhibit (h)(3)(N) of Post-Effect Amendment No. 192 ad 193 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on August 23 and 24, 2021.

(h)(4)(A)	Administrative Services Plan for the Karner Blue Biodiversity Impact Fund is incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 143 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2019.

(h)(4)(B)(i)	Amended and Restated Administrative Services Plan is incorporated by reference to Exhibit (h)(7)(B) of Post-Effective Amendment No. 153 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2020.

(h)(4)(B)(ii)	Amended Schedule A to the Amended and Restated Administrative Services Plan is incorporated by reference to Exhibit (h)(4)(B)(ii) of Post-Effective Amendment No. 205 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 29, 2021.

(i)	Not applicable.

(j)	Consent of the Registered Independent Public Accounting Firm is filed herewith.

(k)	Not applicable.

(l)	Initial Capital Agreement is incorporated by reference to Exhibit (l) of Post-Effective Amendment No. 2 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 11, 2012.

(m)(1)(A)(i)	Distribution (Rule 12b-1) Plan, dated June 5, 2012, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 15, 2014.

(m)(1)(A)(ii)	Amended Appendix A to the Distribution (12b-1) Plan, for the Lyrical International Fund, Q3 Funds and Blueprint Fund is incorporated by reference to Exhibit (m)(1)(A)(ii) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(n)(1)	Rule 18f-3 Multi-Class Plan, dated June 6, 2013, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 8 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 6, 2013.

(n)(2)	Amended Rule 18f-3 Multi-Class Plan will be filed by subsequent Post-Effective Amendment.

(o)	Reserved.

(p)(1)	Code of Ethics of the Registrant, dated June 5, 2012, amended April 23, 2018, is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 128 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 28, 2018.

(p)(2)	Code of Ethics of Ultimus Fund Distributors, LLC and Northern Lights Distributors, LLC is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 195 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 2, 2021.

(p)(3)	Amended Code of Ethics of Lyrical Asset Management LP, dated October 2015, is incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 108 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2017.

(p)(4)	Amended Code of Ethics of Wavelength Capital Management, LLC, dated September 1, 2016, is incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 99 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 6, 2017.

(p)(5)	Amended Code of Ethics of Edge Capital Group, LLC (formerly Edge Capital Partners, LLC), dated January 1, 2018, is incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 124 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2018.

(p)(6)	Amended Code of Ethics of Marshfield Associates, Inc. is incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 119 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2018.

(p)(7)	Code of Ethics of Hudson Valley Investment Advisors, Inc. is incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 86 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 20, 2016.

(p)(8)	Code of Ethics of Edgemoor Investment Advisors, Inc. is incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 106 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 22, 2017.

(p)(9)	Code of Ethics of Kempner Capital Management, Inc., dated September 2017, is incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 119 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2018.

(p)(10)	Code of Ethics of Adler Asset Management, LLC is incorporated by reference to Exhibit (p)(15) of Post-Effective Amendment No. 137 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2019.

(p)(11)	Code of Ethics of Karner Blue Capital, LLC is incorporated by reference to Exhibit (p)(16) of Post-Effective Amendment No. 143 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2019.

(p)(12)	Code of Ethics of Q3 Asset Management Corporation is incorporated by reference to Exhibit (p)(16) of Post-Effective Amendment No. 153 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2020.

(p)(13)	Code of Ethics of Blueprint Fund Management LLC is incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 157 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 31, 2020.

(p)(14)	Code of Ethics of Blueprint Investment Partners LLC is incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 157 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 31, 2020.

(p)(15)	Code of Ethics of Evolutionary Tree Capital Management LLC is incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(p)(16)

Code of Ethics of Left Brain Wealth Management, LLC is incorporated by reference to Exhibit (p)(16) of Post-Effect Amendment No. 179 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on April 27, 2021.

.

(p)(18)

Code of Ethics of Westwood Management Corporation are incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 197 to Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed August 23, 2021.

(q)(1)(A)(ii)	Powers of Attorney for David M. Deptula, Janine L. Cohen, David R. Carson, Jacqueline A. Williams, Clifford Schireson, and Robert E. Morrison are incorporated by reference to Exhibit (q)(1)(A)(ii) of Post-Effective Amendment No. 205 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 29, 2021.

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

“Section 6.4 Indemnification of Trustees, Officers, etc.

Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5 Advances of Expenses. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, as amended, and Ohio Revised Code Chapter 1707, as amended. In the event any of these Federal laws conflict with Ohio Revised Code Section 1701.13I, as amended, these Federal laws, and not Ohio Revised Code Section 1701.13I, shall govern.

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

The Investment Advisory Agreements with Lyrical Asset Management LP, Wavelength Capital Management, LLC, Edge Capital Group, LLC, Marshfield Associates, Inc., Hudson Valley Investment Advisors, Inc., Kempner Capital Management, Inc., Edgemoor Investment Advisors, Inc., Adler Asset Management, LLC, Karner Blue Capital, LLC, Q3 Asset Management Corporation, Blueprint Fund Management LLC, Evolutionary Tree Capital Management LLC, Left Brain Wealth Management, LLC, and Westwood Corporation Corp. (the “Advisers”) and the Investment Sub-Advisory Agreement with Blueprint Investment Partners LLC (the “Sub-Adviser”) provide that the Advisers and Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Funds in connection with the performance of their duties, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisers in the performance of their duties, or from reckless disregard of its duties and obligations thereunder.

The Distribution Agreements with Ultimus Fund Distributors, LLC (the “UFD”) and the Distribution Agreement with Northern Lights Distributors, LLC (“NLD” and, collectively with UFD, the “Distributors”) provide that the Distributors, their directors, officers, employees, shareholders and control persons shall not be liable for any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreements relate, except a loss resulting from the failure of either Distributors or any such other person to comply with applicable law or the terms of the Agreements, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributors’ obligations and duties under the Distribution Agreements.

The Distribution Agreements with the Distributors further also provides that the Distributors agree to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of the Distributors or any agent or employee of the Distributors or any other person for whose acts as Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor’s failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributors’ failure to comply with applicable laws and the Rules of FINRA.

The Registrant intends to maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy shall provide coverage to the Registrant, its Trustees and officers and the Adviser. Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Advisers

With respect to information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of each adviser and sub-adviser, reference is hereby made to the current Form ADVs of each adviser and sub-adviser filed under the Investment Advisers Act of 1940, incorporated herein by reference and the CRD and file numbers of which are as follows:

Adler Asset Management, LLC CRD No. 293512 SEC File No. 801-113287	Kempner Capital Management, Inc. CRD No. 104784 SEC File No. 801-17585

Blueprint Fund Management LLC CRD No. 306419 SEC File No. 801-117790	Left Brain Wealth Management LLC CRD No. 170348 SEC File No. 801-113256

Blueprint Investment Partners LLC CRD No. 170196 SEC File No. 801-108069	Lyrical Asset Management LP CRD No. 148267 SEC File No. 801-71099

Edge Capital Group, LLC CRD No. 297596 SEC File No. 801-113638	Marshfield Associates, Inc. CRD No. 150614 SEC File No. 801-70275

Edgemoor Investment Advisors, Inc. CRD No. 109104 SEC File No. 801-56945	Q3 Asset Management Corporation CRD No. 1378398 SEC File No. 801-77461

Evolutionary Tree Capital Management LLC CRD No. 291127 SEC File No. 801-119228	Wavelength Capital Management, LLC CRD No. 167725 SEC File No. 801-78192

Hudson Valley Investment Advisors, Inc. CRD No. 107387 SEC File No. 801-48913	Westwood Management Corp CRD No. 110269 SEC File No. 801-18727

Karner Blue Capital, LLC CRD No. 290714 SEC File No. 801-117224

Item 32.	Principal Underwriters

(a)(i)	UFD acts as the principal underwriter for the following other open-end investment companies:

AlphaMark Investment Trust	Papp Investment Trust
Caldwell & Orkin Funds Inc.	Piedmont Investment Trust
Capitol Series Trust	Peachtree Alternative Strategies Fund
Centaur Mutual Funds Trust	Red Cedar Fund Trust

Conestoga Funds	Segall Bryant & Hamill Trust
CM Advisors Family of Funds	Oak Associates Funds
Chesapeake Investment Trust	Schwartz Investment Trust
Commonwealth International Series Trust	TFS Capital Investment Trust
The Cutler Trust	Unified Series Trust
Eubel Brady & Suttman Mutual Fund Trust	Valued Advisers Trust
Bruce Fund, Inc.	Waycross Independent Trust
The First Western Funds Trust	Wilshire Mutual Funds, Inc.
FSI Funds	Wilshire Variable Insurance Trust
HC Capital Trust	Williamsburg Investment Trust
Hussman Investment Trust	Value Advisers Trust
Index Funds	VELA Funds
The Investment House Funds	Volumetric Fund
MSS Series Trust	Yorktown Funds

(a)(ii)	NLD acts as the principal underwriter for the following other open-end investment companies:

AdvisorOne Funds	Miller Investment Trust
Advisors Preferred Trust	Destra Multi-Alternative Fund
Altegris KKR Commitments Master Fund	Nile Capital Investment Trust
Alternative Strategies Fund	NLFT / VT
Arrow Investments Trust (and Arrow ETF Trust)	NLFT II
Boyar Value Trust	NFLT III
Centerstone Investors Trust	NFVT 4
Copeland Trust	North Country Funds
Dunham Funds	Predex
Equinox Funds Trust	Princeton Private Investments Access Fund
ETF Managers Trust	Saratoga Advantage Trust
Forethought Variable Insurance Trust	Timothy Plan
Leader Trust	Two Roads Shares Trust
Mutual Fund Series Trust	Vertical Capital Income Fund
Mutual Fund Variable Insurance Trust

(b)(i) Directors, officers, or partners of UFD:

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Stephen L. Preston	Chief Compliance Officer	None
Douglas K. Jones	Vice President	None
Melvin Van Cleave	Chief Information Securities Officer	None

The address of UFD and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(b)(ii) Directors, officers, or partners of NLD:

Name	Position with Distributor	Position with Registrant

Kevin M. Guerette	President	None
Stephen L. Preston	Chief Compliance Officer	None
Bill Strait	Secretary/General Counsel	None
Melvin Van Cleave	Chief Information Securities Officer	None

The address of NLD and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable.

Item 33.	Location of Accounts and Records

Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator or investment advisers:

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Adler Asset Management, LLC

600 Third Avenue, Suite 226

New York, New York 10016

Blueprint Fund Management LLC

1250 Revolution Mill Drive, Suite 150

Greensboro, NC 27405Edge

Blueprint Investment Partners

1250 Revolution Mill Dr., Suite 150

Greensboro, NC 27405

Edge Capital Group, LLC

3333 Riverwood Parkway, Suite 350

Atlanta, Georgia 30339

Edgemoor Investment Advisors, Inc.

7250 Woodmont Avenue, Suite 315

Bethesda, Maryland 20814

Evolutionary Tree Capital Management LLC

1199 N. Fairfax Street, Suite 801

Alexandria, VA 22314

Hudson Valley Investment Advisors, Inc.

117 Grand Street, Suite 201

Goshen, New York 10924

Karner Blue Capital, LLC

7315 Wisconsin Avenue, #400

Bethesda, Maryland 20814

Kempner Capital Management, Inc.

2201 Market Street

Galveston, Texas 77550

Left Brain Wealth Management

215 Shuman Blvd., #304

Naperville, IL 60563

Lyrical Asset Management LP

250 West 55th Street, 37th Floor

New York, New York 10022

Marshfield Associates, Inc.

21 Dupont Circle NW, Suite 500

Washington, District of Columbia 20036

Q3 Asset Management Corporation

2175 Cole Street

Birmingham, MI 48009

Wavelength Capital Management, LLC

545 Madison Avenue, 16th Floor

New York, New York 10022

Westwood Management Corp

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Certain records, including records relating to the possession of Registrant’s securities, may be maintained at the offices of Registrant’s custodians:

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Fifth Third Bank, National Association

Fountain Square Plaza

Cincinnati, Ohio 45263

MUFG Union Bank, N.A.

350 California Street, Suite 2018

San Francisco, California 94104

Pershing, LLC

One Pershing Plaza

Jersey City, New Jersey 07399

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

Item 34.	Management Services Not Discussed in Parts A or B

Not applicable

Item 35.	Undertakings

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940, each as amended, the Registrant certifies that the Fund has caused this Post-Effective Amendment to the Registrant’s Registration Statement on Form N-1A, under Rule 485(b) under the Securities Act, to be signed below on its behalf by the undersigned, thereto duly authorized, in Cincinnati, Ohio on December 30, 2021.

ULTIMUS MANAGERS TRUST

By:	/s/ Todd E. Heim
Todd E. Heim
President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Date

/s/ David R. Carson	December 30, 2021
David R. Carson, Trustee

*	December 30, 2021
David M. Deptula, Trustee

*	December 30, 2021
Janine L. Cohen, Trustee		By:	/s/ David James
David James
*	December 30, 2021		Attorney-in-fact*
Jacqueline A. Williams, Trustee			December 30, 2021

*	December 30, 2021
Clifford N. Schireson, Trustee

*	December 30, 2021
Robert E. Morrison, Trustee

/s/ Todd E. Heim	December 30, 2021
Todd E. Heim, President

/s/ David R. Carson	December 30, 2021
David R. Carson, Vice President

/s/ Jennifer L. Leamer	December 30, 2021
Jennifer L. Leamer, Treasurer/Controller/Principal Financial Officer